                                                                    Exhibit 10.3

                              SERVICING AGREEMENT

                                    between

             IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.,

                                                                           OWNER

                                      and

                             SOUTHERN PACIFIC BANK,

                                                                        SERVICER

                         DATED AS OF [_________], 1997

                               TABLE OF CONTENTS

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                                                                                                                                Page

                                                                                                                                ----

ARTICLE I      DEFINITIONS...................................................................................................     1

ARTICLE II     OWNER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES..........................................    12
 Section 2.01  Contract for Servicing; Possession of Servicing Files.........................................................    12
 Section 2.02  Title to Mortgage Loans.......................................................................................    13
 Section 2.03  Commencement of Servicing Responsibilities....................................................................    13
 Section 2.04  Custodial Agreement...........................................................................................    13

ARTICLE III    SERVICING OF THE MORTGAGE LOANS...............................................................................    14
 Section 3.01  Servicer to Act as Servicer...................................................................................    14
 Section 3.02  Subservicing Agreements.......................................................................................    15
 Section 3.03  Additional Servicing Provisions...............................................................................    18
 Section 3.04  Collection of Mortgage Loan Payments..........................................................................    18
 Section 3.05  Establishment of and Deposits to Custodial Account............................................................    18
 Section 3.06  Permitted Withdrawals From Custodial Account..................................................................    20
 Section 3.07  Establishment of and Deposits to Escrow Account...............................................................    21
 Section 3.08  Permitted Withdrawals From Escrow Account Payment of Taxes and Insurance......................................    21
 Section 3.09  Protection of Accounts........................................................................................    23
 Section 3.10  Notification of Adjustments...................................................................................    24
 Section 3.11  Maintenance of Insurance and Errors and Omissions and Fidelity Coverage.......................................    25
 Section 3.12  Due-on-Sale...................................................................................................    27
 Section 3.13  Realization Upon Mortgaged Properties.........................................................................    28
 Section 3.14  Acquisition of Title to Property; Transfer of Servicing of Defaulted Mortgage Loans
                and Foreclosed Mortgaged Properties..........................................................................    29
 Section 3.15  Sale of Defaulted Mortgage Loans..............................................................................    30
 Section 3.16  Inspections...................................................................................................    30
 Section 3.17  Reports of Foreclosures of Mortgaged Property.................................................................    30
 Section 3.18  Collection of Repair Deposits and Periodic Reserve Payments...................................................    30
 Section 3.19  Administration of Lockbox Accounts by the Servicer............................................................    31

ARTICLE IV     PAYMENTS TO OWNER.............................................................................................    32
 Section 4.01  Remittances...................................................................................................    32
 Section 4.02  Reports to the Owner; Escrow Account Statements...............................................................    33
 Section 4.03  Annual Statement as to Compliance.............................................................................    33
 Section 4.04  Annual Independent Public Accountants' Servicing Report.......................................................    33
 Section 4.05  Access to Certain Documentation Regarding the Mortgage Loans..................................................    34

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 Section 4.06   Statements to Owner..........................................................................................    34
 Section 4.07   Servicing Advances...........................................................................................    37

ARTICLE V       SERVICING COMPENSATION.......................................................................................    38
 Section 5.01   Servicing Compensation.......................................................................................    38

ARTICLE VI      REPRESENTATIONS, WARRANTIES AND AGREEMENTS; REMEDIES AND BREACH..............................................    39
 Section 6.01   Representations, Warranties and Agreements of the Servicer...................................................    39
 Section 6.02   Notice of Breach of Representations and Warranties of the Servicer...........................................    41

ARTICLE VII     WHOLE LOAN SALES; SECURITIZATIONS............................................................................    41
 Section 7.01   Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Whole Sale or
                 Securitization on One or More Reconstitution Dates..........................................................    41

ARTICLE VIII    THE SERVICER.................................................................................................    43
 Section 8.01   Indemnification by the Servicer; Third Party Claims..........................................................    43
 Section 8.03   Merger or Consolidation of the Servicer......................................................................    43
 Section 8.03   Limitation on Liability of the Servicer and Others...........................................................    43
 Section 8.04   Servicer Not to Resign.......................................................................................    44
 Section 8.05   No Transfer of Servicing.....................................................................................    44
 Section 8.06   Indemnification of the Servicer..............................................................................    44

ARTICLE IX      DEFAULT......................................................................................................    45
 Section 9.01   Events of Default............................................................................................    45
 Section 9.02   Waiver of Defaults...........................................................................................    47

ARTICLE X       TERMINATION..................................................................................................    47
 Section 10.01  Termination..................................................................................................    47
 Section 10.02  Termination Without Cause....................................................................................    47

ARTICLE XI      MISCELLANEOUS................................................................................................    48
 Section 11.01  Successor to the Servicer....................................................................................    48
 Section 11.02  Financial Statements.........................................................................................    50
 Section 11.03  Closing......................................................................................................    50
 Section 11.04  Closing Documents............................................................................................    51
 Section 11.05  Notices......................................................................................................    52
 Section 11.06  Severability Clause..........................................................................................    52
 Section 11.07  Counterparts.................................................................................................    53
 Section 11.08  Governing Law................................................................................................    53
 Section 11.09  Protection of Confidential Information; No Solicitation......................................................    53
 Section 11.10  Intention of the Parties.....................................................................................    54


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 Section 11.11  Successors and Assigns; Assignment of Agreement..............................................................    54
 Section 11.12  Waivers......................................................................................................    54
 Section 11.13  Exhibits.....................................................................................................    54
 Section 11.14  General Interpretive Principles..............................................................................    54
 Section 11.15  Reproduction of Documents....................................................................................    55
 Section 11.16  Further Agreements...........................................................................................    55

                                    EXHIBITS

EXHIBIT A      MORTGAGE LOAN SCHEDULE
EXHIBIT B      FORM OF ACKNOWLEDGMENT AGREEMENT
EXHIBIT C      CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT D      ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT E-1    SERVICER'S OFFICER'S CERTIFICATE
EXHIBIT E-2    SERVICER'S OFFICER'S CERTIFICATE
EXHIBIT F      FORM OF CUSTODIAL AGREEMENT
EXHIBIT G      FORM OF OPINION OF COUNSEL OF THE SERVICER
EXHIBIT H      ADDITIONAL SERVICING PROVISIONS
EXHIBIT I      APPROVED SERVICING OFFICERS AND EMPLOYEES

                              SERVICING AGREEMENT
                              -------------------

          This is a Servicing Agreement (the "Agreement"), dated as of
                                              ---------
[_________], 1997, by and between IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP., having an office at 23550 Hawthorne Boulevard, Building One, Suite 110, Torrance, California 90505 and SOUTHERN PACIFIC BANK, having an office at 12300 Wilshire Blvd., 2nd Floor, Los Angeles, California 90025.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Owner (as defined below) may originate (directly or through Affiliates) Mortgage Loans (as defined below) and may also purchase Mortgage Loans as whole loans from time to time from various Sellers (as defined below) pursuant to certain mortgage loan purchase agreements by and between the related Seller and the Owner (each, a "Purchase Agreement");
                                       ------------------

          WHEREAS, following its origination of the Mortgage Loans or purchase of the Mortgage Loans from the Seller, the Owner may desire to sell some or all of the Mortgage Loans to one or more investors through one or more securitizations and/or whole loan sales of such Mortgage Loans; and

          WHEREAS, the Owner desires to contract with the Servicer (as defined below) for the servicing responsibilities associated with the Mortgage Loans and the Servicer desires to assume the servicing responsibilities on the Mortgage Loans.

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and reasonable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and Servicer hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

          Accepted Servicing Practices:  As defined in Section 3.01 of this
          ----------------------------
Agreement.

          Acknowledgment Agreement:  The document to be executed by the Owner
          ------------------------
and the Servicer on or prior to each Transfer Date, in the form of Exhibit B to
                                                                   ---------
this Agreement, which document shall (i) amend the Mortgage Loan Schedule attached as Exhibit A hereto to reflect the addition of Mortgage Loans to such
            ---------
Exhibit A; (ii) reflect the addition of Mortgage Loans which are subject to the
---------
terms and conditions of this Agreement; and (iii) set forth certain terms and conditions for the servicing of such Mortgage Loans, including without limitation the Servicer's compensation with respect thereto.

          Advance Rate:  An annual rate equal to the "Prime Rate" as published
          ------------
from time to time in The Wall Street Journal, plus [_____]%, compounded monthly.
                     -----------------------

          Affiliate:  With respect to any Person, any second Person that
          ---------
directly or indirectly controls, or is under common control with, or is controlled by, such first Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

          Assignment of Mortgage: An assignment in blank of the Mortgage and of
          ----------------------
any separate assignments of leases and rents, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to effect the sale or transfer of the Mortgage from the Seller or the applicable originator.

          Best Efforts:  Efforts determined to be reasonably diligent by the
          ------------
Owner or Servicer (i.e. whichever is making the efforts) in its sole discretion; in the case of the Servicer, such efforts shall be in accordance with Accepted Servicing Practices. Such efforts do not require the Owner or Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Owner or Servicer, as the case may be to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement, except as otherwise required by Accepted Servicing Practices.

          Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a
          ------------
day on which banking and savings and loan institutions in the States of New York or California are authorized or obligated by law or executive order to be closed.

          Closing Date:  With respect to each Mortgage Loan, the date on which
          ------------
the Owner (i) originates such Mortgage Loan or (ii) purchases such Mortgage Loan from a Seller.

          Condemnation Proceeds:  All awards or settlements in respect of a
          ---------------------
Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

          Custodial Account:  The separate account or accounts, which shall be
          -----------------
an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled "LaSalle National Bank in trust for the Owner, as defined in that Servicing Agreement, dated as of [__________], 1997," or as otherwise denominated by the Owner.

          Custodial Agreement:  The agreement governing the retention of the
          -------------------
originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, among the Owner, the Servicer and the Custodian.

          Custodian:  The custodian under the Custodial Agreement, or its
          ---------
successor in interest or assigns, or any successor to the Custodian under any Custodial Agreement, as therein provided; provided that if at any time there is no Custodial Agreement in effect, the Owner shall retain the originals of the Mortgage Loan Documents, and any documents required hereunder to be delivered to the Custodian by the Servicer shall instead be delivered to the Owner.

          Defaulted Mortgage Loan:  As of any date of determination, a Mortgage
          -----------------------
Loan for which any one of the following applies: (a) as to which the Mortgagor has failed to make a Monthly Payment or its balloon payment, if any, or to make any other payment due under such Mortgage Loan in each case determined with giving effect to any grace period permitted by the related Mortgage Loan Documents; (b) as to which the Mortgagor has entered into or consented to a bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of 45 days; (c) as to which the Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the related Mortgaged Property; (d) as to which, in the judgment of the Servicer or Owner, a payment default is imminent and is not likely to be cured by the Mortgagor within the applicable grace period, if any, permitted by the related Mortgage Loan Documents; (e) as to which the Mortgagor has failed, within any applicable grace period under the Mortgage Loan Documents, to make an Escrow Payment in accordance with the related Mortgage Loan Documents; (f) as to which the Mortgagor has defaulted or failed, within any applicable grace period under the Mortgage Loan Documents, to perform or observe a term, covenant or condition in the Mortgage Loan Documents and such default or failure, in the Servicer's or Owner's judgment, is likely to have a material and adverse affect on the value of the Mortgage Loan, the related Mortgaged Property or the priority of the security interest on such Mortgaged Property; or (g) as to which the Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations.

          Delivery Date:  With respect to each Mortgage Loan Package, the date
          -------------
on which the Mortgage Loan Documents are delivered to the Custodian, which date shall be agreed upon by the Owner, the Custodian, the Servicer and the related Seller, if any.

          Determination Date:  With respect to each Mortgage Loan, the date four
          ------------------
(4) Business Days prior to each Remittance Date.

          Due Date:  The day of the month on which the Monthly Payment is due on
          --------
a Mortgage Loan, exclusive of any days of grace.

          Eligible Account:  One of the following:  (i) an account or accounts
          ----------------
maintained with a depository institution or trust company the long term unsecured debt obligations of which are rated in one of the two highest rating categories by at least two of the Rating Agencies at the time of any deposit therein or (ii) a trust account or accounts maintained with a federal depository institution, a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to 12 C.F.R. (S)9.10(b) or trust company acting in its fiduciary capacity. An Eligible Account may be maintained by the Servicer. An Eligible Account may bear interest.

          Escrow Account:  The separate account or accounts, each of which shall
          --------------
be an Eligible Account (to the extent consistent with the related Mortgage Loan Documents and applicable law), created and maintained pursuant to this Agreement which shall be entitled "LaSalle National Bank in trust for the Owner and various Mortgagors, as defined in that Servicing Agreement, dated as of [__________], 1997", or as otherwise denominated by the Owner.

          Escrow Payments:  With respect to any Mortgage Loan, the amounts
          ---------------
constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire, hazard, liability and other insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

          Event of Default:  Any event set forth in Section 9.01.
          ----------------

          FDIC:  The Federal Deposit Insurance Corporation, or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
          -----
thereto.

          FNMA:  The Federal National Mortgage Association or any successor
          ----
thereto.

          FNMA Guide:  The FNMA Multifamily Guide or the standards required by
          ----------
FNMA for the servicing of Multifamily Mortgage Loans for or on behalf of FNMA.

          Funding Date:  The date on which a Mortgage Loan is actually
          ------------
originated and the funds evidencing such Mortgage Loan advanced to the Mortgagor.

          Highest Securities Rating:  With respect to any Rating Agency, its
          -------------------------
highest rating category for Securities.

          Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of
          ------------------
insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Laws:  As defined in Section 3.02(a).
          ----

          Liquidation Proceeds:  Cash received in connection with the
          --------------------
liquidation of a Defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

          Lockbox Account:  A "lockbox" or similar account required to be
          ---------------
established under the terms of any Mortgage Loan for the collection of rents, accounts receivable or other funds or amounts, with respect to the related Mortgaged Property.

          Monthly Payment:  The scheduled monthly payment of principal and
          ---------------
interest on a Mortgage Loan.

          Mortgage:  The mortgage, deed of trust or other instrument securing a
          --------
Mortgage Note, which creates a first lien on a fee or leasehold estate in the real property securing the Mortgage Note.

          Mortgage Interest Rate:  With respect to each Mortgage Loan, the
          ----------------------
annual rate of interest borne on the related Mortgage Note.

          Mortgage Loan:  An individual multifamily or commercial mortgage loan
          -------------
which is subject to this Agreement, each Mortgage Loan subject to this Agreement being identified on the related Mortgage Loan Schedule.

          Mortgage Loan Documents:  With respect to each Mortgage Loan, the
          -----------------------
related Mortgage Note, the related Mortgage and any and all other documents executed and delivered in connection with the origination of such Mortgage Loan, as amended, restated or modified from time to time, excluding replaced or repurchased mortgage loans.

          Mortgage Loan Package:  Any pool of Mortgage Loans (i) originated by
          ---------------------
the Owner or (ii) purchased by the Owner from any Seller from time to time pursuant to the applicable Purchase Agreement, and, in either case, and as to which the Owner has elected to have the Servicer service pursuant to this Agreement.

          Mortgage Loan Schedule:  A schedule of certain Mortgage Loans setting
          ----------------------
forth information with respect to such Mortgage Loans, which schedule supplements this Agreement and becomes part of Exhibit A hereof on the related
                                               ---------
Transfer Date, upon execution of the related Acknowledgment Agreement, to reflect the addition of such Mortgage Loans to the terms of this Agreement.

          Mortgage Note:  The note or other evidence of the indebtedness of a
          -------------
Mortgagor secured by a Mortgage.

          Mortgaged Property:  The real property securing repayment of the debt
          ------------------
evidenced by a Mortgage Note, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Officers' Certificate:  A certificate signed by the Chairman of the
          ---------------------
Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the General Partner of and on behalf of the Servicer, and delivered to the Owner.

          On-Line Reporting System:  has the meaning set forth in the last
          ------------------------
paragraph of Section 4.06 hereof.

          Opinion of Counsel:  A written opinion of counsel, who may be an
          ------------------
employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Owner.

          Ordinary Foreclosure Services:  Any one or more of (i) the taking of a
          -----------------------------
deed-in-lieu of foreclosure, (ii) the retention of counsel to conduct foreclosure proceedings and the supervision of such counsel in such proceedings,
(iii) authorizing the Trustee under any Mortgage which is a deed of trust to commence non-judicial foreclosure proceedings, or (iv) any similar actions for the purposes of converting a Mortgaged Property to ownership of the Owner or its designee; provided that in all events Ordinary Foreclosure Services shall be conducted in accordance with Section 3.13.

          Owner: Imperial Credit Commercial Mortgage Investment Corp., or its
          -----
successor in interest or assigns.

          Periodic Reserve Payments:  As to any Mortgage Loan, any payments made
          -------------------------
by the related Mortgagor to the Servicer, pursuant to an agreement between the originator of such Mortgage Loan (or any successor owner thereof) and the related Mortgagor for the purpose of providing reserves for the costs associated with repairs to and replacement of capital items on the related Mortgaged Property, or for tenant improvements, leasing commissions or similar items.

          Permitted Investments:  Any one or more of the following obligations
          ---------------------
or securities:

          (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a
--------  -------
predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity (except at the option of the beneficial owner thereof);

          (ii)  Federal Housing Administration debentures;

          (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause
              --------  -------
must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity (except at the option of the beneficial owner thereof);

          (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements of any bank, the short term obligations of which are rated in the highest short term rating categories by at least two of the Rating Agencies (if rated by Standard & Poor's Rating Services, one of such two Rating Agencies must be Standard & Poor's Rating Services); provided, however, that the investments described in this clause must (A) have a
--------  -------
predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity (except at the option of the beneficial owner thereof);

          (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank; provided, however, that the investments described in this clause must (A) have a
--------  -------
predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity (except at the option of the beneficial owner thereof);

          (vi) debt obligations rated by at least two of the Rating Agencies (if rated by Standard & Poor's Rating Services, one of such two Rating Agencies must be Standard &

Poor's Rating Services) in their highest long-term unsecured rating categories; provided, however, that the investments described in this clause must (A) have a
--------  -------
predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity (except at the option of the beneficial owner thereof);

          (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 1 year after the date of issuance thereof) that is rated by at least two of the Rating Agencies (if rated by Standard & Poor's Rating Services, one of such two Rating Agencies must be Standard & Poor's Rating Services) in their highest short-term unsecured debt rating; provided, however,
                                                             --------  -------
that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by Standard & Poor's Rating Services, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity (except at the option of the beneficial owner thereof);

          (viii) money market funds rated "AAAm" or "AAAm-G" by Standard & Poor's Rating Services and in the highest rating category for money market funds by at least one other Rating Agency; and

          (ix) any other demand, money market or time deposit, or any other obligation, security or investment, that may be acceptable to the Owner;

          provided, however, that unless the Owner otherwise consents, no
          --------  -------
obligation or security shall be a Permitted Investment if (x) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment, (y) such investment has a maturity in excess of 1 year, or (z) such investment is not accepted by any Rating Agency as an investment for funds with respect to Mortgage Loans backing Securities having the Highest Securities Rating Category of such Rating Agency.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof.

          Prepayment Premium:  Any premium, penalty or fee paid or payable, as
          ------------------
the context requires, by a Mortgagor in connection with a Principal Prepayment.

          Principal Prepayment:  Any payment or other recovery of principal on a
          --------------------
Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment Period:  The period commencing one (1) day after
          ---------------------------
the Determination Date in the month prior to the month in which the related Remittance Date occurs, and terminating on the Determination Date that occurs in the same month as the related Remittance Date.

          Purchase Agreement: As defined in the recitals hereto.
          ------------------

          Qualified Insurer:  An insurance company duly qualified as such under
          -----------------
the laws of the states in which any applicable Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer in a manner consistent with Accepted Servicing Practices, and (i) that has a claims-paying ability rating with respect to hazard and flood insurance of "A:X" or better (or the equivalent in any successor rating system) by A.M. Best's Key Rating Guide ("Best"): (provided, however, that with respect to the errors and omissions policy required by Section 3.10 hereof, a "Qualified Insurer" may be rated "A:VII" or better (or the equivalent in any successor rating system) by Best so long as the Rating Agencies permit a servicer of Securities having the Highest Securities Rating to maintain an errors and omissions policy with an insurer that has such a claims paying ability rating, without resulting in the downgrading, qualification or withdrawal of the rating of such Securities or adversely affecting such Rating Agencies' consideration or evaluation of such Securities) or rated "AA" or better (or the equivalent in any successor rating system) by Standard & Poor's Ratings Services or (ii) is otherwise approved by the Owner in writing.

          Qualified Servicer:  A Person (i) who is experienced in the business
          ------------------
of servicing commercial and multifamily mortgage loans, (ii) who has a net worth of at least $10,000,000, (iii) as to which 50% or more of its outstanding voting stock or equity ownership interests are owned by the Servicer or by any Person or Persons who own 50% or more of the equity ownership interests in the Servicer on the date hereof, (iv) to whom the transfer of the servicing of any pool of mortgage loans that collateralize or are intended to collateralize Securities having the Highest Securities Rating of each Rating Agency would not either (A) result in the downgrading, qualification or withdrawal by any of the Rating Agencies of such rating, or (B) preclude such Securities from having the Highest Securities Rating of each Rating Agency, and (v) to whom the transfer of the servicing of the Mortgage Loans would not either (A) result in the downgrading, qualification or withdrawal by any of the Rating Agencies of any rating assigned by it to Securities collateralized or intended to be collateralized by the Mortgage Loans, or (B) preclude such Securities from having the Highest Securities Rating of each Rating Agency.

          Rating Agencies:  Each of Standard & Poor's Ratings Services, Moody's
          ---------------
Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, L.P.

          Reconstitution Agreements:  The agreement or agreements entered into
          -------------------------
by the Owner and the Servicer and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Sale or Securitization as set forth in Section 7.01, including, but not limited to, a seller's warranties and servicing agreement or a participation and servicing agreement in the event of a Whole Loan Sale, and in the event of a Securitization, a pooling and servicing agreement and/or seller/servicer agreements and related custodial/trust agreements and documents.

          Reconstitution Date:  The date or dates on which any or all of the
          -------------------
Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Sale or Securitization pursuant to Section 7.01 hereof. On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the related Purchase Agreement and the Servicer shall cease to service those Mortgage Loans under this Agreement in accordance with the termination provisions set forth in Section
7.01 hereof.

          Remittance Date:  The [___] day (or if such [____] day is not a
          ---------------
Business Day, the first Business Day immediately following) of any month.

          Remittance Rate:  With respect to each Mortgage Loan, the Mortgage
          ---------------
Interest Rate minus the Servicing Fee Rate.

          Repair Deposits:  A portion of the proceeds of any Mortgage Loan
          ---------------
deposited by the related Mortgagor at closing pursuant to an agreement providing that such portion shall be released to the Mortgagor upon the satisfaction of conditions specified in such agreement.

          Securities:  means securities representing an ownership interest in or
          -----------
otherwise backed by a pool of multifamily and/or commercial mortgage loans.

          Securitization:  The sale or transfer of some or all of the Mortgage
          --------------
Loans to a Person which forms or intends to form a trust or other entity that will issue securities representing interests in or otherwise backed by such Mortgage Loans.

          Seller:  Any seller of one or more Mortgage Loans to the Owner,
          ------
pursuant to a Purchase Agreement, as identified on the applicable Acknowledgment Agreement, or its successor in interest or assigns.

          Servicer: Southern Pacific Bank, or its successor in interest or
          --------
permitted assigns.

          Servicing Advances:  All customary, reasonable and necessary "out of
          ------------------
pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations in accordance with Accepted Servicing

Practices (provided that the Servicer may make an advance that is not in accordance with Accepted Servicing Practices if such advance is authorized in writing by the Owner) and, except to the extent otherwise permitted by Section
4.07 hereof, with the prior written approval of the Owner, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to foreclosures, bankruptcies, condemnations, drug seizures, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate), (c) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and (d) fire and hazard insurance coverage or any other insurance coverage required to be maintained by the Servicer hereunder.

          Servicing Fee:  With respect to each Mortgage Loan, for any month or
          -------------
portion thereof, the amount of the fee the Owner shall pay to the Servicer, which shall be equal to the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan, and (c) the same day count fraction as would be used under the related Mortgage Loan to calculate interest for such month or portion thereof.

          Servicing Fee Rate:  With respect to each Mortgage Loan, the Servicing
          ------------------
Fee Rate shall be the rate per annum specified in the related Acknowledgment Agreement.

          Servicing File:  With respect to each Mortgage Loan, the file held by
          --------------
the Servicer or (to the extent required by applicable Laws) the Subservicers, as the case may be, consisting of originals of all documents relating to such Mortgage Loan that are not delivered to the Owner or the Custodian and copies of the Mortgage Loan Documents set forth in the Custodial Agreement.

          Servicing Officer:  A knowledgeable officer or employee of the
          -----------------
Servicer involved in or responsible for the administration and servicing of the Mortgage Loans, whose name and specimen signature appears on a list furnished to the Owner by the Servicer and attached as Exhibit I hereto, as such list may be
                                          ---------
amended from time to time.

          Subservicer:  With respect to a Mortgage Loan, the subservicer under a
          -----------
related Subservicing Agreement, or its successor in interest. Any Subservicer shall meet the qualifications set forth in Section 3.02 hereof.

          Subservicing Agreement:  An agreement between the Servicer and a
          ----------------------
Subservicer for the servicing of the Mortgage Loans.

          Transfer Date:  With respect to a Mortgage Loan Package, the date on
          -------------
which servicing responsibilities are assigned by the Owner and assumed by the Servicer pursuant to the Acknowledgment Agreement in the form of Exhibit B
                                                                 ---------
hereto which shall occur, unless another date is selected by the Owner, simultaneously with the (i) origination of any Mortgage

Loans originated by the Owner (unless pursuant to a Purchase Agreement) or (ii) the Closing Date under the Purchase Agreement of any Mortgage Loans purchased by the Owner from a Seller and shall be the date on which the Servicer begins to perform the servicing of the related Mortgage Loans in accordance with the terms set forth herein.

          Whole Loan Sale:  The sale or transfer by the Owner of some or all of
          ---------------
the Mortgage Loans pursuant to a Reconstitution Agreement and not involving a Securitization.

                                  ARTICLE II

                        OWNER'S ENGAGEMENT OF SERVICER
                     TO PERFORM SERVICING RESPONSIBILITIES

          Section 2.01.  Contract for Servicing; Possession of Servicing Files.
                         -----------------------------------------------------

          The Servicer, by execution and delivery of this Agreement (and the related Acknowledgment Agreement), does hereby contract with the Owner, subject to the terms of this Agreement, to service the Mortgage Loans included in Mortgage Loan Packages as to which the Owner has selected the Servicer to service such Mortgage Loans and the Servicer has agreed to service such Mortgage Loans (as evidenced by such Acknowledgment Agreement), and pursuant to this Agreement, the Owner shall transfer or cause to be transferred to the Servicer the Servicing Files, with respect to such Mortgage Loans listed on the related Mortgage Loan Schedule, to be held in trust for the Owner pursuant to this Agreement. On or before each Transfer Date, the Owner and Servicer shall, with respect to such Mortgage Loans on the related Mortgage Loan Schedule, execute and deliver an Acknowledgment Agreement. Each Servicing File, or relevant portion thereof, delivered to the Servicer shall be held by the Servicer in order to service the Mortgage Loans pursuant to this Agreement and shall be held in trust by the Servicer for the benefit of the Owner as the purchaser thereof. The Servicer's possession of any portion of the Mortgage Loan Documents (or any copies thereof) for any Mortgage Loan shall be for the sole purpose of facilitating servicing of such Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only, and any original Mortgage Loan Documents held by the Servicer for servicing purposes shall be delivered to the Custodian as soon as the Servicer shall no longer need such documents for servicing. The ownership of the Mortgage Loan Documents, and the contents of the Servicing File shall be vested in the Owner and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer immediately shall vest in the Owner and shall be retained and maintained, in trust, by the Servicer in such custodial capacity only for the benefit of the Owner. Each Servicing File retained by the Servicer pursuant to this Agreement shall be identified clearly to reflect the ownership of the related Mortgage Loan by the Owner. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement or the Custodial Agreement, unless otherwise instructed by Owner.

          Section 2.02.  Title to Mortgage Loans .
                         -----------------------

          Record title to each Mortgage and the related Mortgage Note shall remain, at the Owner's option, in the name of (i) the Owner, (ii) the Seller or
(iii) in such name as the Owner shall designate. The Owner shall prepare and record any Assignments of Mortgage required pursuant to this Section 2.02. The Owner shall pay all necessary recording fees associated with recording the Assignments of Mortgage. Notwithstanding the foregoing, the Servicer shall cooperate with the Owner and others designated by Owner in the Owner's preparation and arranging the execution of Mortgage Note endorsements, and preparation and recording of any and all Assignments of Mortgage, in connection with each Transfer Date. Additionally, the Servicer shall cooperate with the Owner, at the direction of the Owner, in the Owner's preparation and arranging the execution of any Mortgage Note endorsements and preparation and recording of any and all Assignments of Mortgage in connection with any and all Reconstitution Agreements. All rights arising out of the Mortgage Loans shall be vested in the Owner. All funds received on or in connection with a Mortgage Loan shall be received and held by the Servicer in trust for the benefit of the Owner as the owner of the Mortgage Loans and the Mortgagors as their respective interests may appear.

          Section 2.03.  Commencement of Servicing Responsibilities.
                         ------------------------------------------

          On or prior to each Transfer Date, the Owner shall notify the Servicer of the related Transfer Date by delivering an Acknowledgment Agreement to the Servicer. Notwithstanding anything herein or in the Acknowledgment Agreement to the contrary, subject to the Servicer's execution of the Acknowledgment Agreement, the obligation of the Servicer to perform the servicing responsibilities of the Mortgage Loans on and after each related Transfer Date is mandatory. The Servicer promptly shall notify the Owner if any such Servicing File does not contain any document necessary for the Servicer to perform its duties hereunder with respect to any Mortgage Loan, and the Owner shall use its Best Efforts to cause such document to be delivered promptly to the Servicer.

          Section 2.04.  Custodial Agreement.
                         -------------------

          Pursuant to the Custodial Agreement on or prior to each Delivery Date, the Custodian shall receive from the Owner or the applicable Seller those Mortgage Loan Documents required by the Custodial Agreement with respect to each Mortgage Loan, a list of which is set forth in the Custodial Agreement. In the event of any conflict, inconsistency or discrepancy between any of the provisions of this Agreement and any of the provisions of the Custodial Agreement, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer.

          On or prior to each Transfer Date, the Custodian shall have certified its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the Trust Receipt of the Custodian in the form annexed to the Custodial Agreement. The Owner shall pay all fees and expenses of the Custodian, including but not limited to, (i) any and all annual and warehousing fees, (ii) any and all termination fees in the event the Custodian is terminated by the Owner, and (iii) any and all fees due in connection with the deposit or retrieval of a Mortgage Loan document or documents.

          The Owner shall forward to the Custodian original documents, and to the Servicer copies of such documents, evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into by it promptly following the execution thereof; provided, however, that the Owner shall provide the Custodian with a certified true copy of any such document submitted for recordation promptly following execution thereof, and shall use its Best Efforts to provide the Custodian the original of any document submitted by the Owner for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within one hundred twenty (120) days of submission thereof for recordation.


                                  ARTICLE III

                        SERVICING OF THE MORTGAGE LOANS

          Section 3.01.  Servicer to Act as Servicer.
                         ---------------------------

          The Servicer, as an independent contractor, shall service and administer the Mortgage Loans, from and after the related Transfer Date on behalf of the Owner in the best interests of and for the benefit of the Owner (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the Mortgage Loans and, to the extent consistent with such terms, in the same manner, and with the same care, skill, prudence and diligence, with which it services and administers commercial and multifamily mortgage loans for other third party portfolios and commercial and multifamily mortgage loans owned by the Servicer, in each case that are similar to the Mortgage Loans, provided that such practices shall be consistent with the customary and usual standards of practice of prudent institutional commercial and multifamily mortgage loan servicers with a view to the maximization of timely recovery of principal and interest on each Mortgage Loan but without regard to:

          (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with any Mortgagor or any Affiliate of any Mortgagor, or with any Affiliate thereof;

          (ii) the Servicer's or any Subservicer's obligations to incur servicing expenses with respect to the Mortgage Loan; or

          (iii) the Servicer's or any Subservicer's receipt of compensation for its services hereunder or with respect to any particular transaction.

In the event of a conflict between the above-described servicing standards (herein referred to as "Accepted Servicing Practices") and this Agreement, this Agreement shall control. Subject to Accepted Servicing Practices and the terms of this Agreement and of the Mortgage Loans, the Servicer shall have full power and authority, acting alone and/or through one or more Subservicers in accordance with Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Owner when the Servicer deems it appropriate in its best judgment, to execute and deliver, on behalf of itself and the Owner, (a) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien of each Mortgage on the related Mortgaged Property and any other related collateral; and (b) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans; provided, however that the Servicer shall notify the Owner in writing (with a copy of any documents received by the Servicer from the Mortgagor in connection therewith) in the event that the Servicer intends to execute and deliver any such instrument referred to in clause (b) above, and shall proceed with such course only upon receipt of the Owner's written approval thereof. The Servicer shall provide the Owner and the Custodian with copies of all documents and instruments executed by it pursuant to this paragraph promptly following such execution (provided, that the foregoing shall not be construed to contravene the requirements for prior approval by the Owner set forth herein). The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law. The Owner shall furnish to the Servicer and any Subservicer any powers of attorney and other documents necessary or appropriate to enable the Servicer and any Subservicer to carry out their servicing and administrative duties hereunder.

          Notwithstanding anything herein to the contrary, (A) the Servicer shall not be obligated to take, or to refrain from taking, any actions which the Owner requests that the Servicer take or refrain from taking to the extent that the Servicer determines in accordance with Accepted Servicing Practices that taking such actions or refraining from taking such actions, as the case may be, would cause (i) a violation of applicable laws, regulations, codes, ordinances, court orders or restrictive covenants with respect to any Mortgage Loan or Mortgaged Property, or (ii) a violation of any provision of a Mortgage Loan Document, and (B) the Servicer shall not undertake to provide services (the "Special Services") relating to work-outs or mortgage loan restructuring, asset
-----------------
management, disposition or other similar activities of or with respect to any Defaulted Mortgage Loan or related Mortgaged Property, except pursuant to a written agreement between the Owner and the Servicer which sets forth the scope of the Special Services and confirms the fees to be paid to the Servicer for the Special Services; provided that the Servicer shall provide Ordinary Foreclosure Services as set forth herein without additional compensation.

          Section 3.02.  Subservicing Agreements.
                         -----------------------

          (a) The Servicer shall not enter into Subservicing Agreements, permit the subservicing of, or delegate any of its duties to any Subservicers with respect to, all or part of the Mortgage Loans except under the circumstances described in the next sentence. In the event that the Servicer is not permitted to service one or more Mortgage Loans in any jurisdiction pursuant to the laws, ordinances, rules or regulations ("Laws") of such jurisdiction that are applicable to such Mortgage Loans, the Servicer may retain a Subservicer under a Subservicing Agreement for the purpose of performing any servicing of such Mortgage Loans that the Servicer is not permitted by such Laws to perform; provided, however, that (i) such Subservicer shall be retained only for so long as and to the extent that such Laws do not permit the Servicer to perform particular servicing duties, and (ii) the Servicer shall take such actions (including obtaining any necessary licenses or qualifications and paying any necessary fees in connection therewith) as shall be necessary in order for the Servicer to be permitted, as promptly as possible, to service the applicable Mortgage Loans in the applicable jurisdiction directly. Unless otherwise set forth in the related Acknowledgment Agreement, with respect to each Mortgage Loan Package, the Servicer by its execution of the related Acknowledgment Agreement shall be deemed to have represented and warranted to the Owner that as of the date of such execution there are no Laws enacted or proposed to be enacted applicable to the related Mortgage Loans that would not permit the Servicer to service such Mortgage Loans directly and without the use of a Subservicer. The Servicer shall notify the Owner of each Subservicing Agreement entered into by it pursuant to this Section 3.02 within five Business Days after such Subservicing Agreement is entered into, which notice shall set forth the reasons such Subservicing Agreement is necessary and is permitted under this Section 3.02 and shall attach a copy of such Subservicing Agreement. The Servicer shall also notify the Owner as soon as any Subservicing Agreement is no longer necessary with respect to any Mortgage Loans and shall immediately terminate such Subservicing Agreement as to such Mortgage Loans. Each Subservicing Agreement shall provide that it is terminable at will without payment of a termination fee or penalty.

          (b) Each Subservicer shall be licensed to transact business and to perform its obligations under its Subservicing Agreement in each jurisdiction required by the Laws applicable to the Mortgage Loans being serviced by such Subservicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the Subservicer have agreed. As part of its servicing activities hereunder, the Servicer shall enforce the obligations of each Subservicer under the related Subservicing Agreement.

          (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Owner for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.

          (d) Subject to Section 3.02(a), at the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer. Notwithstanding anything herein to the contrary, in the event that a Subservicer is not a Seller, then such Subservicer must meet reasonable eligibility standards which for Multifamily Mortgage Loans shall include the eligibility requirements for servicers set forth in the FNMA Guide. If the Servicer's responsibilities and duties under this Agreement are terminated pursuant to
Section 3.14, 7.01, 8.04, 9.01, 10.01 or 10.02 with respect to any Mortgage Loans, unless otherwise requested by the Owner, the Servicer shall at its own cost and expense promptly, but in no event later than three (3) Business Days after receipt of notice of such termination, terminate the rights and responsibilities of the Subservicers with respect to such Mortgage Loans effective as of the applicable termination date under this Agreement. The Servicer shall pay all expenses necessary in order to terminate the rights and responsibilities of the Subservicers from the Servicer's own funds without reimbursement from the Owner.

          (e) Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between such Subservicer and Servicer alone, and the Owner shall have no obligation, duty or liability with respect to such Subservicer, including, without limitation, any obligation, duty or liability to pay such Subservicer's fees and expenses. For purposes of remittances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when the applicable Subservicer has received such payment.

          (f) If the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 3.14, 7.01, 8.04, 9.01, 10.01 or
10.02 with respect to any Mortgage Loans, and the Owner has requested that the Servicer not terminate the rights and responsibilities of the Subservicers with respect to such Mortgage Loans pursuant to Section 3.02(d), the Owner or the successor to the Servicer pursuant to Section 3.14, 7.01 or 11.01 hereof, shall, without act or deed on the part of the Owner, succeed to all of the rights and obligations of the Servicer with respect to such Mortgage Loans under any Subservicing Agreement entered into pursuant to this Section 3.02. In such event, the Owner or the successor to the Servicer shall be deemed to have assumed all of the Servicer's obligations thereunder with respect to such Mortgage Loans and to have replaced the Servicer as a party to such Subservicing Agreement to the same extent as if such Subservicing Agreement had been assigned to the Owner or such successor to the Servicer, except that the Servicer shall not thereby be relieved of any liability or obligations under such Subservicing Agreement accruing prior to such termination.

          In the event that the Owner or any successor to the Servicer shall succeed to the servicing obligations of the Servicer, upon request of the Owner or such successor to the Servicer, the Servicer shall at its own expense deliver to the Owner or such successor to the Servicer (as the case may be) all documents and records relating to any Subservicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it, if any, and if applicable pursuant to the preceding paragraph, will otherwise use its Best Efforts to effect the orderly and efficient transfer of any

Subservicing Agreement to the Owner or the successor to the Servicer, subject to reimbursement under Section 11.01 (if applicable).

          (g) References in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer to the extent that under applicable Laws the Servicer may not take such actions directly.

          Section 3.03.  Additional Servicing Provisions.
                         -------------------------------

          The servicing provisions set forth in this Agreement may from time to time be amended and/or supplemented. To the extent that the Owner and the Servicer desire to amend and/or supplement the servicing provisions set forth in this Agreement, the Owner and the Servicer shall execute an addendum to Exhibit
                                                                        -------
H which shall be incorporated therein and herein and shall be made a part
-
thereof and hereof with respect to the applicable Mortgage Loans. Such addendum shall be executed by duly authorized officers of the parties thereto prior to or on the related Transfer Date with respect to the affected Mortgage Loans. In addition, the Acknowledgment Agreement with respect to any Mortgage Loans may amend or supplement the servicing provisions hereof with respect to such Mortgage Loans. In the event that there is a conflict between the provisions of this Agreement and the provisions set forth in any addendum to Exhibit H, the
                                                               ---------
provisions in the addendum to Exhibit H shall control, and in the event there is
                              ---------
a conflict between the provisions of any Acknowledgment Agreement and either this Agreement or an addendum to Exhibit H, the provisions of such
                                 ---------
Acknowledgment Agreement shall control.

          Section 3.04.  Collection of Mortgage Loan Payments.
                         ------------------------------------

          Continuously from the related Transfer Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall ascertain and estimate Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

          Section 3.05.  Establishment of and Deposits to Custodial Account.
                         --------------------------------------------------

          The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and any other funds or assets held by it and shall establish and maintain one or more Custodial Accounts. Funds deposited in the Custodial Accounts may be withdrawn by the Servicer in accordance with Section 3.06. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit C hereto. A copy of such letter agreement shall be
            ---------
furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

          The Servicer shall use its Best Efforts to deposit in the Custodial Account on a daily basis, but in no event more than one (1) Business Day after receipt, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Transfer Date:

          (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans adjusted to the Remittance Rate;

          (iii)  all Liquidation Proceeds;

          (iv) all Insurance Proceeds which were withdrawn from the Escrow Account to be applied as a Principal Prepayment;

          (v) all Condemnation Proceeds which were withdrawn from the Escrow Account to be applied as a Principal Prepayment;

          (vi) any amounts required to be deposited by the Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard or master single interest insurance policy;

          (vii) any amounts representing interest on late remittances to the Owner pursuant to Section 4.01;

          (viii) any amounts required to be deposited by the Servicer pursuant to Section 3.10 hereof;

          (ix) any amounts representing losses on Permitted Investments pursuant to Section 3.09;

          (x)    any amounts deposited by the Owner pursuant to Section 3.13(b);

          (xi) unless otherwise specified in the Acknowledgment Agreement with respect to the related Mortgage Loan, all modification fees, assumption fees, processing fees with respect to placement of subordinate liens on Mortgaged Properties, and other fees payable to the Owner pursuant to Sections 3.12 and
5.01 hereof, to the extent received by the Servicer; and

          (xii) any other fees payable by a Mortgagor with respect to any Mortgage Loan, and any investment income from the Lockbox Account with respect to any Mortgage Loan, to the extent that the related Acknowledgment Agreement provides for such fees or investment income to be paid to the Owner.

          Section 3.06.  Permitted Withdrawals From Custodial Account.
                         --------------------------------------------

          The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes (the order set forth below does not constitute an order of priority for such withdrawal):

          (i) to make remittances to the Owner in the amounts and in the manner provided for in Section 4.01;

          (ii) to reimburse itself for unreimbursed Servicing Advances with interest at the Advance Rate as provided under and from the sources set forth in
Section 4.07 hereof, and pay itself any unpaid Servicing Fees and additional servicing compensation due to it under and from the sources set forth in Section 5.01; it being understood that, in the case of any such reimbursement or payment, the Servicer's right to reimbursement and payment under this subsection
(ii) shall be prior to the rights of the Owner;

          (iii) to disburse funds from and/or terminate the Custodial Account upon the termination of this Agreement with respect to any or all Mortgage Loans;

          (iv) to transfer funds to another Eligible Account in accordance with Section 3.09(a) hereof;

          (v) unless otherwise specified in the Acknowledgment Agreement with respect to the related Mortgage Loan, to pay to the Owner all modification fees, assumption fees, processing fees with respect to placement of subordinate liens on Mortgaged Properties, and other fees payable to the Servicer on the Business Day received by the Servicer in immediately available funds;

          (vi) to pay to the Owner any other fees payable by a Mortgagor with respect to any Mortgage Loan, and any investment income from the Lockbox Account with respect to any Mortgage Loan, to the extent that the related Acknowledgment Agreement provides for such fees or investment income to be paid to the Owner;

          (vii) to pay itself from time to time interest on funds deposited in the Custodial Account pursuant to Section 3.09(b) hereof;

          (viii) to remove any funds deposited in the Custodial Account by the Servicer that were not required to be deposited therein; and

          (ix) to pay for the cost of any environmental compliance, clean-up or remediation pursuant to Section 3.13(b) or any other expenses of the Owner which are expressly designated as such herein.

          Section 3.07.  Establishment of and Deposits to Escrow Account.
                         -----------------------------------------------

          The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and any other funds or assets held by it and shall establish and maintain one or more Escrow Accounts. Funds deposited in each Escrow Account may be drawn on by the Servicer in accordance with
Section 3.08. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit D hereto. A copy of such letter agreement
                         ---------
shall be furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

          The Servicer shall use its Best Efforts to deposit in the Escrow Accounts on a daily basis, but in no event more than one (1) Business Day after receipt, and retain therein:

          (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items required under the terms of this Agreement;

          (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds; and

          (iii) any amounts representing losses on Permitted Investments with respect to amounts in the Escrow Accounts pursuant to Section 3.09(b).

The Servicer shall make withdrawals from each Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.08.

          Section 3.08.  Permitted Withdrawals From Escrow Account;
                         -----------------------------------------
                         Payment of Taxes and Insurance.
                         ------------------------------

          (a) Withdrawals from the Escrow Account or Accounts may be made by the Servicer only as follows; provided, however, that withdrawals from Escrow Accounts established pursuant to Section 3.18 may be made only as set forth in such Section 3.18:

          (i) to effect timely payments of items constituting Escrow Payments under the related Mortgage Loan Documents;

          (ii) to reimburse the Servicer for any Servicing Advance relating to Escrow Payments but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments;

          (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial order;

          (iv) for application of Condemnation Proceeds or Insurance Proceeds to the restoration or repair of the Mortgaged Property or to the related Mortgagor, as the case may be, each in accordance with the applicable Mortgage Loan Documents; provided, however, that any consents or approvals required prior to application of such Condemnation Proceeds or Insurance Proceeds to restoration or repair shall not be given by Servicer without the prior written approval of Owner;

          (v) to disburse funds from and/or terminate the Escrow Account upon the termination of this Agreement with respect to any or all Mortgage Loans;

          (vi) to transfer funds to another Eligible Account in accordance with Section 3.09 hereof;

          (vii) to remove any funds deposited in the Escrow Account by the Servicer that were not required to be deposited therein;

          (viii) to the extent required by law or the related Mortgage Loan Documents, to pay interest or investment income on escrowed funds to the related Mortgagors;

          (ix) to pay from time to time to the Servicer any interest or investment income earned on funds deposited in the Escrow Account pursuant to
Section 3.09(b) to the extent permitted by law and subject to the related Mortgage Loan Documents;

          (x) to transfer Insurance Proceeds and Condemnation Proceeds not otherwise disbursed under Section 3.08(a)(iv) above to the Custodial Account; and

          (xi) to make such other payments, applications or releases of the funds therein as shall be required or permitted by the Mortgage Loan Documents pertaining thereto, subject, in the case of payments that are permitted but not required, to the Owner's prior written direction, including application of such funds to pay principal and interest on the related Mortgage Loan.

          Amounts on deposit in the Escrow Accounts may be withdrawn or used only to make payments, applications or releases in respect of the Mortgage Loan to which they apply and shall not be withdrawn or used to make such payments, applications or releases in respect of any other Mortgage Loan. The Servicer shall maintain accurate records with respect to each deposit and withdrawal for each Escrow Account.

          (b) The Servicer shall maintain accurate records with respect to each Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and ground rents, if applicable, payable in respect thereof. The Servicer shall obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose amounts in the Escrow Account as allowed under the terms of the Mortgage Loan. If not paid from amounts on deposit in the Escrow Account, the Servicer shall use Best Efforts to cause each Mortgagor to pay, when and as the same shall become due and payable, and to the extent a Mortgagor fails to pay, shall itself pay as a Servicing Advance all such taxes, insurance premiums (subject to Section 3.11), ground rent or comparable items related to any Mortgaged Property, on or before the applicable penalty or termination date, unless, with respect to the payment of taxes and assessments, the Servicer reasonably and in good faith anticipates that such bill will be paid by the Mortgagor by the close of business on or before the penalty date, in which event the Servicer shall make such advance (y) within five Business Days after the Servicer has received confirmation that such item has not been paid or (z) pursuant to such other schedule as the Owner and the Servicer may agree; provided that nonpayment of such taxes or assessments until such date will not result in the foreclosure of a lien on the Mortgaged Property. In the event that the Servicer fails to pay any such taxes, insurance premiums, ground rent or comparable items related to any Mortgaged Property by the applicable penalty or termination date (except, with respect to taxes and assessments, to the extent such failure to pay is permitted by the preceding sentence), then, in addition to the indemnification provisions set forth in
Section 8.01 hereof, the Servicer shall pay any penalties and/or late payment charges assessed with respect thereto, provided that, the Servicer may reimburse itself for such penalties and/or late payment charges solely from amounts paid by the related Mortgagor for such penalties and/or late payment charges in accordance with the terms and provisions of the applicable Mortgage Loan Documents; provided further that the Servicer shall not be required to pay such penalties and/or late payment charges if the Servicer has been expressly directed by the Owner not to pay the related taxes, insurance premiums, ground rents or similar items, unless such penalties and/or late payment result from the Servicer's failure to follow alternative directions of the Owner with respect to such items.

          Section 3.09.  Protection of Accounts.
                         ----------------------

          (a) The Servicer may transfer the Custodial Account or the Escrow Account to a different Eligible Account from time to time. The Servicer shall promptly notify the Owner of any such transfer.

          (b) The Servicer may direct any depository institution or trust company in which the Escrow Accounts, Lockbox Accounts or Custodial Accounts are maintained to invest the funds held therein in one or more Permitted Investments; provided, however, that such funds must be either (i) immediately available, (ii) available in accordance with a schedule which will permit the Servicer to meet the payment obligations for which the applicable account was established or (iii) payable on demand. The Servicer shall be entitled to all income and gain realized from the investment of funds deposited in the Escrow Accounts, the Custodial Accounts, and unless otherwise provided in the Acknowledgment Agreement for the related Mortgage Loan, the Lockbox Accounts. The Servicer shall deposit in such accounts any loss incurred in respect of any such investment of funds therein immediately upon the realization of such loss. Notwithstanding the foregoing, the Servicer shall not direct the investment of funds held in any Escrow Account or Lockbox Account and retain the income and gain realized therefrom if the related Mortgage Loan Documents or applicable law require or permit the Mortgagor to be entitled to the income and gain realized from the investment of funds deposited therein. In such event, the Servicer shall direct the depository institution or trust company in which such Escrow Accounts or Lockbox Accounts are maintained to invest the funds held therein (1) in accordance with the Mortgagor's written investment instructions, if the Mortgage Loan Documents or applicable law require or permit the mortgagee to invest such funds in accordance with the Mortgagor's direction; or (2) in accordance with the Servicer's written investment instructions, if the Mortgage Loan Documents or applicable law do not permit the Mortgagor to direct the investment of such funds; provided, however, that in either event (i) such funds
                          --------  -------
shall be either (y) immediately available or (z) available in accordance with a schedule which will permit the Servicer to meet the payment obligations for which the Escrow Account or Lockbox Account was established, and (ii) the Servicer shall have no liability for any loss in investments of such funds that are invested pursuant to such written instructions of the Mortgagor.

          (c) Notwithstanding anything to the contrary in Section 3.09(b), pending the Servicer's initial review of the Mortgage Loan Documents (which shall be effected promptly and in any event within ten Business Days following receipt of such document) the Servicer shall control the investment of all Escrow Payments, which may include the election to not invest such funds. If the Servicer elects to invest the Escrow Payments pending the completion of its initial review, the Escrow Payments shall be invested in Permitted Investments. If as a result of the Servicer's initial review of the Mortgage Loan Documents the Servicer determines that the related Mortgage Loan Documents or applicable law permit the Mortgagor to be entitled to income and gain realized from the investment of funds deposited in the Escrow Account, the Mortgagor shall be entitled to any interest or investment income earned on such funds through the date of such determination (and the Servicer shall be responsible for any loss, including any damages to which any Mortgagor is entitled due to the failure of such funds to be invested or failure of such funds to be invested as provided in the applicable Mortgage Loan Documents) and thereafter the investment of such funds shall be governed by Section 3.09(b).

          Section 3.10.  Notification of Adjustments.
                         ---------------------------

          (a) With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date in compliance with the requirements of applicable law and the related Mortgage Loan Documents. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Loan Documents regarding the Mortgage Interest Rate adjustments. In the event that the Servicer is unable to interpret the procedure for adjusting the Mortgage Interest Rate as a result of ambiguities, inconsistencies and the like within the terms of any Mortgage Loan Document as determined by the Servicer in accordance with Accepted Servicing Practices, the Servicer shall notify the Owner in writing and shall recommend a reasonable interpretation of such terms as determined by the Servicer in its discretion; in which event the Owner shall within ten (10) Business Days of its receipt of such notice (or its receipt of a revised interpretation pursuant to clause (ii) (b) below) notify the

Servicer in writing of (i) the Owner's approval of such interpretation, which interpretation may be conclusively relied upon by the Servicer, or (ii) the Owner's disapproval of such interpretation, in which event the Owner shall either (a) provide the Servicer with the Owner's interpretation of such terms, which interpretation may be conclusively relied upon by the Servicer, or (b) request that the Servicer reevaluate its interpretation and promptly submit a revised interpretation to the Owner. The Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.

          (b) Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Loan Documents (as such terms may be interpreted pursuant to the preceding paragraph), the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby. To the extent of any such amount paid by the Servicer for such interest loss or deferral, the Servicer shall be subrogated to the rights of the Owner to any amount of such interest loss or deferral recovered from the related Mortgagor or in respect of the related Mortgage Loan. Notwithstanding the exception set forth in the first sentence of Section 8.06, in the event that the Servicer sustains any loss, liability or expense by reason of such exception and which results from any overcharge to Mortgagors under the Mortgage Loans, to the extent that such overcharge were collected by the Servicer and remitted to the Owner, the Owner shall promptly remit such overcharge to the related Mortgagor after the Owner's receipt of written notice from the Servicer regarding such overcharge. The foregoing shall not be construed to limit any indemnity payments owed by the Servicer to the Owner as a result of the foregoing overcharge (or any indemnity owed by the Owner to the Servicer in the event such overcharge resulted from instructions of the Owner; provided that the Owner shall not be required to pay the amount of such overcharge to the Servicer if it has paid it to the Mortgagor), but the Owner shall remit any overcharge actually received by it to the Mortgagor as aforesaid without reimbursement for such amount.

          Section 3.11.  Maintenance of Insurance and Errors
                         -----------------------------------
                         and Omissions and Fidelity Coverage.
                         -----------------------------------

          (a) The Servicer shall use its Best Efforts to cause the Mortgagor to maintain for each Mortgaged Property all insurance required by the terms of the Mortgage Loan Documents in the amounts set forth therein. If the Mortgagor fails to maintain such insurance, then the Servicer shall notify the Owner of such failure and cause to be maintained prior to the termination of any existing such policy, or if there is no existing such policy, as promptly as is practicable and as conforms with Accepted Servicing Practices (i) fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the replacement cost of the improvements which are a part of the related Mortgaged Property and (ii) to the extent that the Mortgaged Property is located in a federally designated special flood hazard area, flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of

(y) the unpaid principal balance of the related Mortgage Loan or (z) the maximum amount of such insurance as is available for the related Mortgaged Property under the National Flood Insurance Act. After notifying the Owner pursuant to the second preceding sentence, the Servicer shall take such action as the Owner reasonably requests with respect to the maintenance of any other forms of insurance which are required to be maintained pursuant to the Mortgage Loan Documents. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the terms of the Mortgage) shall be deposited in the Escrow Accounts, subject to withdrawal pursuant to Section 3.08 (iv) and 3.08 (x). To the extent the Servicer has expended its own funds to pay for insurance premiums under this Subsection 3.11(a), the cost of such premiums shall be a Servicing Advance. The Servicer shall promptly notify the Owner if there is a change of an insurance carrier, an increase in the deductible, or a decrease in the scope or amount of coverage, with respect to any insurance policy required to be maintained by a Mortgagor under the related Mortgage Loan Documents.

          (b) In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses on all of the Mortgaged Properties with a Qualified Insurer, to the extent such policy provides no less coverage in scope and amount with respect to each Mortgaged Property than the insurance required to be maintained by the Servicer pursuant to Section 3.11(a), the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Section
3.11 (a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on any Mortgaged Property a policy complying with
Section 3.11 (a) and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with Accepted Servicing Practices. Any such deposit by the Servicer shall be made prior to the Remittance Date upon which the proceeds represented by such deposit are required to be distributed to the Owner. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself and the Owner, claims under any such blanket policy.

          (c) If the Servicer causes any Mortgaged Property to be covered by a master single interest insurance policy naming the Servicer on behalf of the Owner as the loss payee, which policy is issued by a Qualified Insurer to the extent such policy provides no less coverage in scope and amount for such Mortgaged Property than the insurance required to be maintained by the Servicer pursuant to Section 3.11(a), the Servicer shall conclusively be deemed to have satisfied its obligation set forth in Section 3.11(a). In the event that the Servicer shall cause any Mortgaged Property to be covered by such a master single interest insurance policy, the incremental costs of such insurance applicable to such Mortgaged Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property is covered thereby) shall be paid by the Servicer as a Servicing

Advance. Such master single interest policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy otherwise complying with the provisions of Section 3.11(a), and there shall have been one or more losses which would have been covered by such a policy had it been maintained, deposit into the Custodial Account from its own funds the amount not otherwise payable under the master single interest policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with Accepted Servicing Practices.

          (d) The Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's officers and employees acting on behalf of the Servicer in connection with its activities under this Agreement. The amount of such coverage shall meet the servicing requirements of prudent institutional commercial mortgage loan servicers. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy. Coverage of the Servicer under a policy or bond obtained by an Affiliate of the Servicer and providing the coverage required by this Section shall satisfy the requirements of this Section.

          Section 3.12.  "Due-on-Sale" Clauses; Assumption Agreements;
                         ---------------------------------------------
                         Modifications.
                         -------------

          (a) When the Servicer learns that any Mortgaged Property is to be or has been conveyed by the Mortgagor, the Servicer shall immediately give notice to the Owner of the actual or anticipated conveyance. If a Mortgagor applies for approval to place a subordinate lien on a Mortgaged Property in accordance with the terms of the Mortgage Loan Documents or the Servicer learns that any subordinate lien has been placed on a Mortgaged Property, the Servicer, in each case, shall promptly give notice to the Owner of the requested encumbrance and obtain and deliver to the Owner such appraisals and other supporting documentation as are required by the terms of the applicable Mortgage Loan Documents together with such additional information as the Owner shall request to facilitate its review and approval of the requested encumbrance. Unless otherwise specified in the Acknowledgment Agreement with respect to the related Mortgage Loan, (i) all such conveyances and encumbrances, and any assumption or other agreements entered into in connection therewith, shall be handled and negotiated by the Owner, (ii) the Owner shall be entitled to receive all assumption or other related fees in connection therewith, and (iii) the Servicer shall not take any action with respect thereto unless directed by the Owner.

          (b) The Servicer shall promptly notify the Owner if any Mortgagor requests any amendment, modification or waiver of any term of its Mortgage Loan. Unless otherwise specified in the Acknowledgment Agreement with respect to the related Mortgage Loan, (i) all such requests, and any such amendments, modifications or waivers, shall be handled and negotiated by the Owner, (ii) the Owner shall be entitled to receive all modification or other related fees in connection therewith, and (iii) the Servicer shall not take any action with respect thereto unless directed by the Owner.

          Section 3.13.  Realization Upon Mortgaged Properties.
                         -------------------------------------

          (a) Subject to Section 3.14(b), the Servicer shall, consistent with the provisions of the Mortgage and this Agreement, and subject to the Owner's prior written instruction, provide Ordinary Foreclosure Services with respect to any Mortgage Loan that is in default. Any such Ordinary Foreclosure Services may at the option of the Owner be effected in either the name of the Owner or the name of the Owner's designee; and in the event that the Owner directs the Servicer to take such actions in the name of its designee all references in this
Section 3.13 to the Owner shall be deemed to include the Owner's designee. In connection with such Ordinary Foreclosure Services, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with Accepted Servicing Practices; provided, however, that the Servicer shall keep the Owner apprised of the progress of any such proceeding, and shall not take any material action therein without the Owner's prior written consent. All costs and expenses incurred by the Servicer in any such proceedings shall be paid by the Servicer as a Servicing Advance. The Servicer shall notify the Owner immediately when title to any Mortgaged Property is acquired.

          (b) Unless otherwise expressly directed by the Owner in accordance with clause (ii) of Section 3.13(d), the Servicer shall not foreclose on (or comparably convert to ownership by the Owner) a Mortgaged Property and shall not otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Owner would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any applicable comparable federal, state or local law (collectively, "Environmental Laws"), or a "discharger" or "responsible
                    ------------------
party" thereunder, unless, based on an environmental site assessment, such environmental site assessment delivered in its final form and being expressly acceptable to the Owner, prepared by a Person who regularly conducts environmental site assessments:

          (i) such Mortgaged Property is in compliance with applicable Environmental Laws; and

          (ii) there are no circumstances present on such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation.

          If the environmental assessment first obtained by the Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable Environmental Laws or that hazardous materials, hazardous substances, hazardous wastes or petroleum-based materials may be present but does not definitively establish such fact, the Servicer with the Owner's prior written consent shall cause such further environmental tests to be conducted by an independent Person who regularly conducts such tests as the Servicer shall deem prudent to protect the interests of the Owner. Any such tests shall be deemed part of the environmental assessments obtained by the Servicer for purposes of this Section.

          (c) The environmental site assessments contemplated by Section 3.13(b) shall be obtained by the Servicer and prepared by any Person who is approved in writing by the Owner and who regularly conducts environmental site assessments for purchasers of comparable properties, as determined by the Servicer in a manner consistent with Accepted Servicing Practices. The cost of preparation of any environmental assessment shall be paid by the Owner. At the option of the Owner, the Owner may retain the Servicer to determine, based on such environmental site assessments, whether the conditions in clauses (i) and
(ii) of Section 3.13(b) have been satisfied; provided that the Servicer shall have the right to retain a consultant that is acceptable (both as to professional qualifications and as to fees) to both the Owner and the Servicer to make such determination, in which event the Owner shall pay the fees of such consultant.

          (d)  In the event that the conditions set forth in clauses (i) and
(ii) of Section 3.13(b) cannot be satisfied, then at the Owner's option either
(i) the Owner may transfer the servicing of the applicable Mortgage Loan as provided in Section 3.14(b), or (ii) the Servicer shall provide such services with respect to such Mortgage Loan as the Owner shall direct, subject to the prior agreement of the Owner and Servicer as to the terms of provision of, including compensation for, such services.

          Section 3.14.  Acquisition of Title to Property; Transfer of Servicing
                         -------------------------------------------------------
                         of Defaulted Mortgage Loans and Foreclosed Mortgaged
                         ----------------------------------------------------
                         Properties.
                         ----------

          (a) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed-in-lieu of foreclosure or otherwise, the deed or certificate of sale shall be taken in the name of the Owner or its designee as directed by the Owner. Upon (i) such acquisition of title to any Mortgaged Property (ii) the sale or disposition of any Mortgaged Property to any third party pursuant to a foreclosure sale or trustee's sale, or (iii) the sale of a Defaulted Mortgage Loan, such Mortgaged Property and the related Mortgage Loan and Mortgage Loan Documents shall cease to be subject to the terms of this Agreement and the Custodial Agreement and, if applicable, the Servicer shall take all actions requested by the Owner or its designee to transfer the servicing of such Mortgage Loan or Mortgaged Property as directed by the Owner or such designee.

          (b) In addition, if any Mortgage Loan shall become a Defaulted Mortgage Loan or otherwise be in default under the related Mortgage Loan Documents, the Owner may at its option elect to have such Mortgage Loan cease to be subject to the terms of this Agreement and the Custodial Agreement, and, if the Owner so elects, the Servicer shall take all actions requested by the Owner to transfer the servicing of such Mortgage Loan as directed by the Owner.

          Section 3.15.  Sale of Defaulted Mortgage Loans.
                         --------------------------------

          In addition to the Servicer's obligations set forth in Sections 3.13 and 3.14, the Servicer shall deliver written notice to the Owner whenever a Mortgage Loan becomes a Defaulted Mortgage Loan or is otherwise in default. The Servicer shall not sell a Defaulted Mortgage Loan, unless the Owner directs the Servicer to do so in writing. Any Liquidation Proceeds received by the Servicer in connection with any Defaulted Mortgage Loan shall be promptly deposited by the Servicer in the Custodial Account.

          Section 3.16.  Inspections.
                         -----------

          The Servicer shall inspect or cause to be inspected each Mortgaged Property at such times and in such manner as are consistent with Accepted Servicing Practices and this Agreement; provided that (i) each of the Mortgaged
                                        --------
Properties shall be inspected at least annually, provided that the Servicer
                                                 --------
shall not be required to inspect a Mortgaged Property (except as set forth in the following clause (ii)) until it has been serviced hereunder for at least 12 months, and (ii) if any Monthly Payment becomes more than [45] days delinquent, or if Servicer has knowledge based upon (a) operating statements of the related Mortgagor, (b) other information received from the related Mortgagor or (c) other information received with respect to the Mortgaged Property that the debt service coverage ratio of any Mortgaged Property is either (1) less than [110]% or (2) more than [15]% lower than the debt service coverage ratio for such Mortgaged Property set forth in the Mortgage Loan Schedule, the related Mortgaged Property shall be inspected as soon as practicable thereafter. In addition, the Servicer shall make such other inspections as the Owner shall direct; provided that the Owner shall reimburse the Servicer for its reasonable out-of-pocket costs and expenses for such inspections. The Servicer shall (i) promptly notify the Owner of the dates of all inspections, (ii) make detailed written reports of all inspections in accordance with Accepted Servicing Practices, and (iii) promptly deliver such reports to the Owner. Any reasonable out-of-pocket costs and expenses incurred by the Servicer in connection with the inspection of any Mortgaged Property shall be an expense of the Owner, except with respect to inspections pursuant to clause (i) above, which shall be an expense of the Servicer.

          Section 3.17.  Reports of Foreclosures of Mortgaged Property.
                         ---------------------------------------------

          Each year beginning in 1997, the Servicer shall make the reports of foreclosures and abandonments of any Mortgaged Property required by Section 6050J of the Code.

          Section 3.18.  Collection of Repair Deposits
                         ------------------------------
                         and Periodic Reserve Payments.
                         -----------------------------

          The Servicer shall establish and maintain one or more Escrow Accounts into which all Repair Deposits and any Periodic Reserve Payments shall be deposited and retained within 1Business Day after receipt. Withdrawals of amounts so collected for these Escrow Accounts may be made only (i) to release or apply any Repair Deposits or Periodic Reserve Payment pursuant to the agreements pertaining thereto; (ii) to the extent required or permitted by law or the related Mortgage Loan Documents, to pay interest or investment income to Mortgagors on balances in these Escrow Accounts; (iii) to disburse funds from and/or terminate these Escrow Accounts at the termination of this Agreement with respect to any or all Mortgage Loans; or (iv) as provided in clauses (ii), (iii), (vi), (vii), (ix) and (xi) of Section 3.08(a).

          Section 3.19.  Administration of Lockbox Accounts by the Servicer.
                         --------------------------------------------------

          Whenever the terms of a Mortgage Loan provide for the maintenance of a Lockbox Account (whether at all times or upon certain contingencies), the Servicer shall take the following actions with respect to such Lockbox Account, except to the extent otherwise required under applicable law or expressly provided by the terms of such Mortgage Loan:

          (a) The Servicer shall establish and maintain such Lockbox Account as an Eligible Account in the name of the Owner as mortgagee promptly after receipt of the appropriate Mortgage Loan Documents requiring such account and thereafter shall maintain such account as an Eligible Account. In the event that a Lockbox Account for the related Mortgage Loan has been established prior to the Transfer Date for such Mortgage Loan, the Owner shall cause all funds therein to be transferred to the Lockbox Account maintained by the Servicer. The Servicer may transfer the Lockbox Accounts to a different Eligible Account from time to time. The Servicer shall promptly notify the Owner of such transfer.

          (b) (i) The Servicer shall monitor the Mortgagor's compliance with its obligation to cause all Persons making payments that are required to be deposited into a Lockbox Account to mail or otherwise transmit such payments directly to the Lockbox Account; to the extent that such compliance can be reasonably ascertained by the Servicer, (ii) promptly notify the Owner if the Servicer has knowledge that the Mortgagor is not in compliance with such obligation, and (iii) take such action with respect to such noncompliance as the Owner shall direct.

          (c) The Servicer shall make transfers and payments from the Lockbox Account in accordance with the terms of the related Mortgage Loan to the extent that the Owner or its designee is permitted to make such transfers and payments; provided, however, that the Servicer may not make any discretionary transfer or payment from any Lockbox Account without the prior written direction of the Owner. In the event that the Servicer has the right to make such a discretionary transfer or payment, it shall notify the Owner as promptly as practical, and in any event within 2 Business Days after it obtains knowledge of such right, which notice shall be conspicuously marked "URGENT-TIME SENSITIVE NOTICE OF DISCRETIONARY LOCKBOX TRANSFER OR PAYMENT," shall set forth the items as to which discretion may be exercised and its proposed course of action, and shall request the Owner's direction.

          (d) The Servicer shall maintain accurate records of each deposit to and withdrawal from each Lockbox Account, and shall provide the Owner with (i) the statements set forth in Section 4.02, and (ii) copies of any statements or information provided by the related Mortgagor with respect to such account or amounts required to be deposited therein not later than the later of (A) the Remittance Date following the calendar month to which such statements or information relate and (B) promptly after the Servicer's receipt of such statements or information.

          (e) Upon the occurrence of a default under the related Mortgage Loans as to which the Servicer has actual knowledge or has received notice, the Servicer shall not release any funds in a Lockbox Account to the related Mortgagor or any Affiliate thereof, and shall apply all such funds at the direction of the Owner.

          (f) The Servicer shall (i) monitor the Mortgagor's compliance with its obligation to maintain a first priority perfected security interest in favor of the Owner in each Lockbox Account; and the cash and Permitted Investments therein, (ii) promptly notify the Owner if the Servicer has knowledge that the Mortgagor is not in compliance with such obligation, (iii) take such action with respect to such noncompliance as the Owner shall direct; provided that the Servicer's costs of following such directions shall constitute a Servicing Advance hereunder and (iv) take all actions as may be taken by the mortgagee under the Mortgage Loan Documents to maintain the perfection and priority of such security interest, including the filing of Uniform Commercial Code continuation statements.

          (g) The Servicer shall take such other actions with respect to such Lockbox Account as shall be set forth in the related Acknowledgment Agreement.

                                  ARTICLE IV

                               PAYMENTS TO OWNER

          Section 4.01.  Remittances.
                         -----------

          (a) On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owner all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section
3.06 (ii) through (ix) and any Principal Prepayments previously remitted pursuant to the next following sentence of this Section 4.01). Within 2 Business Days after the Servicer has received in immediately available funds any Principal Prepayment in excess of $[25,000] (or any Principal Prepayment which together with all Principal Prepayments not previously remitted to the Owner shall cause the aggregate amount of such Principal Prepayments to exceed $[25,000]) the Servicer shall remit by wire transfer of immediately available funds to the Owner the amount of such Principal Prepayment or Principal Prepayments.

          (b) With respect to any remittance (other than a Principal Prepayment that was required to be remitted by the Servicer pursuant to the second sentence of Section 4.01(a)) that was not received by the Owner in immediately available funds within 2 Business Days after the date on which such payment was due from the Custodial Account, the Servicer shall pay to the Owner interest on such amount from the day following such second Business Day through the date actually received by the Owner in immediately available funds, at a rate equal to the Advance Rate. With respect to any Principal Prepayment that was required to be remitted by the Servicer pursuant to the second sentence of Section 4.01(a) and that was not received by the Owner in immediately available funds on the date required to be so remitted by the Servicer, the Servicer shall pay to the Owner interest on such amount at the Remittance Rate (provided that for this purpose only the Remittance Rate on any Defaulted Mortgage Loan shall be calculated as if such loan were not a Defaulted Mortgage Loan) from the day following the date required to be so remitted through the date actually received by the Owner in immediately available funds. All interest required to be paid by the Servicer pursuant to this paragraph shall be deposited in the Custodial Account by the Servicer on the date such late payment is remitted to the Owner in immediately available funds. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

          Section 4.02.  Reports to the Owner; Escrow Account Statements.
                         -----------------------------------------------

          Within 5 days after each Remittance Date, the Servicer shall forward to the Owner a statement, setting forth the status of the Custodial Accounts, Escrow Accounts and Lockbox Accounts as of the close of business on the most recent Remittance Date showing, for such monthly period covered by such statement, in such detail as shall be reasonably requested by the Owner, the deposits into and withdrawals from such accounts for each applicable category specified in Sections 3.05, 3.06, 3.07, 3.08, 3.18. and 3.19.

          Section 4.03.  Annual Statement as to Compliance.
                         ---------------------------------

          The Servicer will deliver to the Owner, on or before April 30 of each year, beginning April 30, 1998, an Officer's Certificate stating as to each signatory thereof, that (a) a review of the activities of the Servicer during the preceding calendar year (or during the period from the date of execution of this Agreement until the end of the preceding calendar year in the case of the first such certificate) and of performance under this Agreement has been made under such officer's supervision; and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          Section 4.04.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
                         Report.
                         ------

          On or before April 30 of each year, beginning April 30, 1998, the Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the

American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the servicing practices of the Servicer for the preceding calendar year (or during the period from the date of execution of this Agreement until the end of the preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm is of the opinion that such servicing during such period has been conducted generally in compliance with this Agreement except for such exceptions that, in the opinion of such firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report, in which case such exceptions shall be set forth in such statement.

          Section 4.05.  Access to Certain Documentation
                         --------------------------------
                         Regarding the Mortgage Loans.
                         ----------------------------

          Upon reasonable advance notice, the Servicer will provide reasonable access during its normal business hours at its offices to the Owner, and with the Owner's consent, to a savings and loan association, bank or insurance company to certain reports and to information and documentation regarding the Mortgage Loans sufficient to permit the Owner, the Office of Thrift Supervision, the FDIC, the supervisory agents and the examiners of any such entity to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Mortgage Loans.

          Section 4.06.  Statements to Owner.
                         -------------------

          The Servicer shall prepare, or cause to be prepared, and transmit not later than each Remittance Date to the Owner a statement in respect of the related Determination Date setting forth to the extent applicable:

          (a) The amount of the distribution from the Custodial Account allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Insurance Proceeds, Condemnation Proceeds and/or Liquidation Proceeds included therein;

          (b) The amount of the distribution from the Custodial Account allocable to interest;

          (c) If the distribution to the Owner is less than the full amount that would be distributable to the Owner if there were sufficient funds available, the amount of the shortfall, and the allocation thereof between interest and principal;

          (d) The unpaid principal balance of each of the Mortgage Loans being serviced by the Servicer under this Agreement for such Determination Date;

          (e) The number of Mortgage Loans (i) that have, since the next preceding Determination Date (or, in the case of the first Determination Date, since the date of the initial Acknowledgment Agreement hereunder), experienced any monetary event of default or other default as to which the Servicer has knowledge of (each such Mortgage Loan and the number of days of delinquency thereof through the applicable Determination Date being separately identified), and (ii) with respect to which the related Mortgaged Property is in foreclosure, as of the close of business on the last day of the immediately preceding calendar month;

          (f) The amount of the servicing compensation paid to the Servicer with respect to such Determination Date, including the Servicing Fee and any late charges and other Mortgagor charges retained by the Servicer;

          (g) With respect to each Mortgage Loan, the loan number, the name and address of the Mortgagor, the current Monthly Payment thereon, the date the most recent Monthly Payment was made, the maturity date thereof, the interest rate thereon during the calendar month preceding the month of such Remittance Date, and if such Mortgage Loan is an adjustable rate Mortgage Loan, the next reset date following such calendar month and, if known, the interest rate on such date; and

          (h) With respect to any Mortgage Loan as to which taxes, insurance premiums, ground rent or similar items are due in the month following such Remittance Date and have not yet been paid, the loan number, name and address of the Mortgagor, the item that has not been paid and to whom it is owed, and the amount of the payment due.

          In addition, not more than 60 days after the end of each calendar year, commencing with the end of 1997, the Servicer shall furnish to the Owner an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for such year or the applicable portion thereof.

          Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information in substantially the same form shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

          The Servicer shall prepare and file any and all information statements or other filings for the tax year 1997 and subsequent tax years required to be delivered to any governmental taxing authority, to any Mortgagor or to the Owner pursuant to any applicable law with respect to the Mortgage Loans. In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal and state income tax return as the Owner may reasonably request from time to time and which may be reasonably available to the Servicer.

          The Servicer shall promptly provide the Owner with copies of all operating statements, other financial reports and other information received by the Servicer from each Mortgagor. In addition, the Servicer shall notify the Owner, promptly after the Servicer has knowledge of such event (provided that, with respect to clauses (vi) and (vii) below, to the extent that the applicable Section of this Agreement referenced therein requires notice by a specific date, such notice shall be given by that date), of any other material event with respect to any Mortgage Loan, Mortgaged Property or Mortgagor, including without limitation (i) any casualty or condemnation proceeding with respect to a Mortgaged Property, (ii) any decline in the debt service coverage ratio of a Mortgaged Property (a) to below [110]% or (b) to an amount which is more than [15]% lower than the debt service coverage ratio of such Mortgaged Property set forth in the Mortgage Loan Schedule, (iii) any bankruptcy, insolvency or similar event with respect to a Mortgagor, (iv) any pending or threatened litigation, claim, or governmental or regulatory proceeding with respect to a Mortgage Loan, Mortgaged Property or Mortgagor, (v) any event that has caused such Mortgage Loan to become a Defaulted Mortgage Loan, (vi) any event which the Servicer is required to give the Owner notice of pursuant to Section 3.01 hereof, and (vii) any event which the Servicer is required to give the Owner notice of pursuant to Section 3.12 hereof. The Servicer shall (i) monitor compliance of each Mortgagor with the information reporting requirements set forth in the related Mortgage Loan, (ii) in the event any Mortgagor shall fail to comply with such requirements, give such Mortgagor notice demanding such compliance, and if the Mortgagor shall continue not to comply, take measures to obtain such compliance in accordance with Accepted Servicing Practices, and (iii) promptly review all information provided by each Mortgagor, to the end that the Servicer and Owner shall be promptly informed of all material events with respect to each Mortgage Loan.

          All information to be provided by the Servicer to the Owner pursuant to the first and second paragraph of this Section 4.06, shall be provided on computer readable magnetic disk or tape or by electronic transfer in such format as Owner may specify, as well as by printed hard copy.

          The Servicer shall maintain ongoing payment records with respect to each Mortgage Loan and shall provide the Owner with any information in the Servicer's possession (or reasonably available to it) requested by the Owner. The Servicer shall also furnish to the Owner either through access to the Servicer's On-line Reporting System (as defined below), or in hard copy, property operating statements and rent rolls received by the Servicer, promptly after receipt thereof by the Servicer. The Servicer shall provide the Owner with direct on-line access (read-only capacity) to all servicing information relating to the Mortgage Loans which is available through the Servicer's Remote User Inquiry Facility and Loan Portfolio Analysis System or any successor or replacement facility or system (collectively, the "On-line Reporting System"),
                                                   ------------------------
for so long as the On-line Reporting System is utilized by the Servicer with respect to the Mortgage Loans and with respect to similar mortgage loans for other similar third-party portfolios being serviced by the Servicer, subject to such reasonable operating rules and procedures as the Servicer may adopt from time to time.

          Section 4.07.  Servicing Advances.
                         ------------------

          (a) During the term of this Agreement, and subject to the provisions of Section 7.01, the Servicer shall not be required to advance from its own funds any amounts on account of delinquent Monthly Payments relating to any Mortgage Loan. Notwithstanding anything to the contrary in this Section 4.07, the Servicer shall be obligated to make Servicing Advances in accordance with the provisions of this Agreement and Accepted Servicing Practices; provided however, that such obligation with respect to any Mortgage Loan shall cease if the Servicer determines, in its reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or other payments or proceeds with respect to such Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall promptly provide the Owner with a certificate signed by a Servicing Officer of the Servicer evidencing such determination and stating reasons therefor. In lieu of using its own funds for Servicing Advances, the Servicer may remit amounts that are in the Custodial Account that are not required to be remitted on such Remittance Date. The Servicer shall replace from its own funds amounts so used prior to the Remittance Date on which such amounts would otherwise be remitted. The Servicer shall promptly notify the Owner of each Servicing Advance made by it hereunder, which notice shall identify the Mortgage Loan and Mortgaged Property as to which the Servicing Advance was made, shall describe the Servicing Advance and shall set forth the reasons for making the Servicing Advance.

          (b) Any Servicing Advance made pursuant to the terms of this Agreement shall accrue interest at the Advance Rate from the time the funds are advanced by the Servicer from its own funds until such time as the Servicer is reimbursed for such advance. Such interest shall be paid to the Servicer at the time the related advance is reimbursed.

          (c) The Servicer shall be entitled to reimbursement for Servicing Advances, together with interest therein at the Advance Rate, from amounts subsequently deposited into the Custodial Accounts or Escrow Accounts which represent any recovery on or in respect of the related Mortgage Loan, including, without limitation, late collections of Monthly Payments, Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds not required to be remitted to the related Mortgagor under the related Mortgage Loan Documents. To the extent the foregoing amounts are insufficient, the Servicer may either (i) reimburse itself for Servicing Advances, together with interest thereon at the Advance Rate, from any amounts deposited in the Custodial Account or (ii) bill the Owner for such amounts and the Owner shall promptly remit such amounts to the Servicer.

          (d) Notwithstanding anything to the contrary contained herein, the Servicer shall not be required to make a Servicing Advance for any amounts required to cure any failure of any Mortgaged Property to comply with (i) the Americans with Disabilities Act of 1990, as amended, and all rules and regulations promulgated pursuant thereto or (ii) any Environmental Laws.

                                   ARTICLE V

                             SERVICING COMPENSATION

          Section 5.01.  Servicing Compensation.
                         ----------------------

          As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall be entitled to retain the Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month or part thereof. Such Servicing Fee shall be payable monthly, and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed.

          The Servicing Fee shall be payable from payments of interest by the related Mortgagor on each Mortgage Loan. However, the Servicer shall also be entitled to recover any unpaid Servicing Fees from amounts subsequently deposited into the Custodial Account which represent Liquidation Proceeds on such Mortgage Loan. If the foregoing amounts are insufficient to permit the Servicer to be fully reimbursed then the Servicer may pay itself for any such shortfall from amounts on deposit in the Custodial Account.

          The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, the fees and expenses of any Subservicer) and shall not be entitled to reimbursement thereof except as specifically provided for herein.

          Unless otherwise specified in the Acknowledgment Agreement with respect to the related Mortgage Loans, the Servicer shall be entitled to retain, as additional servicing compensation, all late fees and NSF check charges accrued and paid from time to time by any Mortgagor. Unless otherwise specified in the Acknowledgment Agreement with respect to the related Mortgage Loans, the Owner shall be entitled to receive any modification fees paid from time to time by any Mortgagor, any assumption fees collected with respect to the Mortgage Loans, any additional amounts received as reimbursement of reasonable costs and expenses incurred by the Owner in connection with an assumption transaction, and all processing fees paid by a Mortgagor in connection with an application for placing a subordinate lien on a Mortgaged Property. The Owner shall be entitled to all default interest, including without limitation default interest on the principal amount of a Mortgage Loan and on defaulted Monthly Payments received from a Mortgagor.

                                   ARTICLE VI


                  REPRESENTATIONS, WARRANTIES AND AGREEMENTS;
                              REMEDIES AND BREACH

          Section 6.01.  Representations, Warranties and Agreements of the
                         -------------------------------------------------
                         Servicer.
                         --------

          The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Owner as of the date hereof and as of each Transfer Date (except as otherwise provided in the related Acknowledgment Agreement):

          (a) Due Organization, Qualification and Authority.  The Servicer is an
              ---------------------------------------------
industrial loan company, duly organized, validly existing and in good standing under the laws of the state of California, and is duly qualified to transact business as a foreign limited partnership, in good standing and licensed in each state to the extent necessary to insure the enforceability of this Agreement and the Mortgage Loans; the Servicer has the full power, authority and legal right to execute and deliver this Agreement and to perform in accordance herewith; the Servicer has duly authorized the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized, and has duly executed and delivered this Agreement; this Agreement and all agreements contemplated hereby that have been entered into by Servicer evidence the valid, legal, and binding obligation of the Servicer, and is enforceable against the Servicer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is sought considered in a proceeding in equity or at law);

          (b) Ordinary Course of Business.  The consummation of the transactions
              ---------------------------
contemplated by this Agreement is in the ordinary course of business of the Servicer;

          (c) No Conflicts.  Neither the execution and delivery of this
              ------------
Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by the Servicer, will (i) conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws, as amended, or any agreement or instrument to which the Servicer is now a party or by which it (or any of its properties) is bound, or constitute a default or result in an acceleration under any of the foregoing; (ii) conflict with or result in a breach of any legal restriction if compliance therewith is necessary
(a) to ensure the enforceability of this Agreement or any Mortgage Loan, or (b) for the Servicer to perform its obligations under this Agreement in accordance with the terms hereof; (iii) result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject if compliance therewith is necessary (a) to ensure the enforceability of this Agreement or any Mortgage Loan, or (b) for the Servicer to perform its obligations under this Agreement in accordance with the terms hereof; or (iv) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Owner to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Owner to enforce the documents evidencing the Mortgage Loans;

          (d) Ability to Service.  The Servicer meets all of the eligibility
              ------------------
requirements for an approved seller/servicer of multifamily Mortgage Loans for FNMA, with the facilities, procedures, and experienced personnel necessary for the sound servicing of commercial and multifamily mortgage loans of the same type as the Mortgage Loans. To the extent necessary to perform its duties under this Agreement, the Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal and state laws and regulations. The Servicer is in good standing to service mortgage loans in the jurisdiction where the Mortgaged Properties are located for FNMA, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with FNMA eligibility requirements or which would require notification to FNMA;

          (e) Ability to Perform; Solvency.  The Servicer does not believe, nor
              ----------------------------
does it have any reason or cause to believe, that it cannot perform each and every covenant of the Servicer contained in this Agreement; The Servicer is solvent and the servicing of the Mortgage Loans (i) will not cause the Servicer to become insolvent and (ii) is not intended by the Servicer to hinder, delay or defraud any of its creditors;

          (f) No Litigation Pending.  There is no action, suit, proceeding or
              ---------------------
investigation pending or to Servicer's knowledge threatened against the Servicer or any of its Affiliates which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, or financial condition of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

          (g) No Consent Required.  No consent, approval, authorization or order
              -------------------
of, or registration or filing with, or notice to any court or governmental agency or body including federal Department of Housing and Urban Development, is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, or to the extent required, such consent, approval, authorization, order, registration, filing or has notice been obtained, made or given (as applicable), except that the Servicer may not be duly qualified to transact business as a foreign limited partnership or licensed in one or more states if such qualification or licensing is not necessary (a) to ensure the enforceability of any Mortgage Loan, and (b) for the Servicer to perform its obligations under this Agreement in accordance with the terms hereof; and

          (h) No Untrue Information.  Neither this Agreement nor any statement,
              ---------------------
report, form, or other document furnished in connection with the execution of this Agreement or any Acknowledgment Agreement contains any untrue statement of fact or to the best of the Servicer's knowledge omits to state a fact necessary to make the statements contained therein not misleading regarding the Servicer.

          Section 6.02.  Notice of Breach of Representations
                         ------------------------------------
                         and Warranties of the Servicer.
                         ------------------------------

          It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of each Transfer Date hereunder and the delivery of the Servicing Files to the Servicer, and shall inure to the benefit of the Owner. Upon discovery by either the Servicer or the Owner of a breach of any of the foregoing representations and warranties the party discovering such breach shall give prompt written notice to the other. Failure to cure such a breach within [__] days after learning of the same, shall constitute an Event of Default hereunder as provided in Section 9.01 hereof.

                                  ARTICLE VII

                       WHOLE LOAN SALES; SECURITIZATIONS

          Section 7.01.  Removal of Mortgage Loans from Inclusion Under
                         ----------------------------------------------
                         this Agreement Upon a Whole Loan Sale or
                         ----------------------------------------
                         Securitization on One or More Reconstitution Dates.
                         --------------------------------------------------

          The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, the Owner may effect either one or more Whole Loan Sales, and/or one or more Securitizations. The Owner may at its option retain the Servicer as servicer of Mortgage Loans as to which a Whole Loan Transfer or a Securitization is being effected.

          With respect to each Whole Loan Transfer entered into by the Owner, the Servicer agrees, in the event the Owner decides, in its sole discretion, to retain the Servicer as servicer of the related Mortgage Loans:

          (1) to cooperate fully with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures; and

          (2) to execute and acknowledge, at the Owner's discretion, either (a) an assignment by the Owner to a prospective purchaser of some or all of the Mortgage Loans, which Mortgage Loans will be assigned subject to the servicing provisions and representations and warranties set forth in this Agreement (except that following such assignment, such purchaser shall not be entitled to have any additional mortgage loans become subject to this Agreement) and/or (b) a Reconstitution Agreement, provided that each of the Servicer, the prospective purchaser and the Owner is given an opportunity to review and reasonably negotiate in good faith the content of any of such documents.

          In the event the Owner decides, in its sole discretion, to retain the Servicer, as servicer of the Mortgage Loans as to which a Securitization is to be effected, the Servicer shall cooperate with the Owner in connection with such Securitization in accordance with this Section 7.01. In that connection, the Servicer shall (a) service the Mortgage Loans in accordance with the applicable Reconstitution Agreement, (b) execute any Reconstitution Agreements required to effectuate the foregoing which shall contain, among other provisions and requirements as will enable some or all of the securities issued in connection with such Securitization to be rated in the highest rating category by one or more Rating Agencies, and (c) provide to the trustee and/or the Owner: (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Owner or any trustee shall reasonably request; and (ii) such additional representations, warranties, covenants, indemnities, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, any Rating Agency or the Owner, as the case may be, in connection with such Securitization. Under the Reconstitution Agreement, the Servicer may also be required to undertake responsibility for advancing the amount of any delinquent Monthly Payments or other Mortgagor defaults, subject to limitations relating to the Servicer's determination that such advances are not reasonably recoverable from the related Mortgage Loan in accordance with customary servicing practices.

          With respect to all Mortgage Loans that are sold or transferred pursuant to any Securitization or Whole Loan Transfer, this Agreement shall be terminated; provided, however, that such termination shall be without prejudice to any rights of the Servicer relating to the payment of its fees and other compensation hereunder and the reimbursement of any advances made by it, together with interest thereon, which may have accrued under the terms of this Agreement through and including the date of such termination. All Mortgage Loans not sold or transferred pursuant to such Whole Loan Transfer or Securitization and, if the Owner so notifies the Servicer with respect to any such Mortgage Loans, Mortgage Loans repurchased by the Owner with respect to a Securitization or a Whole Loan Transfer, shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

          Notwithstanding anything contained herein to the contrary, with respect to multifamily Mortgage Loans which are transferred to FNMA by the Owner for FNMA securities issued pursuant to a FNMA Cash Purchase Program, MBS Program or other program, the Servicer hereby agrees that it will service such multifamily Mortgage Loans in accordance with the FNMA Guide.

                                  ARTICLE VIII

                                  THE SERVICER

          Section 8.01.  Indemnification by the Servicer; Third Party Claims.
                         ---------------------------------------------------

          In addition to any other remedies available to the Owner, its officers, directors, employees and agents at law or under this Agreement, the Servicer shall indemnify the Owner, its officers, directors, employees and agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner, or such Persons may sustain as a result of (i) negligence, bad faith or willful misconduct of the Servicer in the performance of its duties under this Agreement, or (ii) any breach of the Servicer's representations and warranties herein. The provisions of this Section 8.01 shall survive the termination of this Agreement.

          Section 8.02.  Merger or Consolidation of the Servicer.
                         ---------------------------------------

          The Servicer will keep in full effect its existence, rights and franchises as an industrial loan company under the laws of the state of California except as permitted herein, and will obtain and preserve its qualification to do business as a foreign limited partnership in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

          Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be either (i) a Qualified Servicer or (ii) a Person consented to by the Owner in its sole discretion, and in either case, shall assume in writing the obligations of "Servicer" under this Agreement.

          Section 8.03.  Limitation on Liability of the Servicer and Others.
                         --------------------------------------------------

          Neither the Servicer, the general partner of the Servicer, nor any of the directors, officers, employees or agents of the Servicer (or its general partner) shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer, the general partner of the Servicer, and any director, officer, employee or agent of the Servicer (or its general partner) may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, and the Servicer shall be entitled to be reimbursed therefor from the Owner upon written demand.

          Section 8.04.  Servicer Not to Resign.
                         ----------------------

          Except as provided in Section 10.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner, or upon the determination that its duties hereunder are no longer permissible under applicable law through no fault of the Servicer and such incapacity cannot reasonably be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance reasonably acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 11.01.

          Section 8.05.  No Transfer of Servicing.
                         ------------------------

          With respect to the responsibility of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder (other than to a Subservicer in accordance with Section 3.02) or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner in its sole discretion provided, however, that the Owner hereby consents to such assignment if such assignment is to a Qualified Servicer which shall assume in writing the obligations of the "Servicer" hereunder.

          Section 8.06.  Indemnification of the Servicer.
                         -------------------------------

          The Owner shall indemnify the Servicer, its general partner, and the directors, officers, employees and agents of the Servicer (and its general partner) and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer, or such Persons may sustain as a result of third party claims brought against them, which are related to this Agreement, including actions taken by the Servicer in accordance with written instructions given to the Servicer by the Owner, except to the extent the Servicer is required to indemnify any Person pursuant to Section 8.01, or to the extent such costs, fees and expenses result from the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall give the Owner written notice of any such claim within three (3) Business Days of the Servicer's receipt of notice thereof (but failure of the Servicer to provide such notice shall not relieve the Owner of its obligations under this Section unless the Owner is materially prejudiced by such failure), and shall not settle or compromise such claim without the Owner's prior written consent. The Owner may, in its sole discretion, assume the Servicer's defense of any such claim. The provisions of this Section shall survive any termination of the rights and obligations of the Servicer.

                                   ARTICLE IX

                                    DEFAULT

          Section 9.01.  Events of Default.
                         -----------------

          In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Servicer to remit to the Owner or deposit in the Custodial Account or the Escrow Account any payment required to be remitted or deposited under the terms of this Agreement; or

          (ii) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty days (except that such number of days shall be five in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the earlier of (i) the date such failure is first known to the Servicer or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner (or, except in the case of failure to pay a required insurance premium, such extended period of time not to exceed an additional thirty days, as shall be approved by the Owner provided that the Servicer is diligently proceeding in good faith to cure such failure); or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) failure by the Servicer to maintain a required license to do business or service multifamily and commercial mortgage loans in any jurisdiction where any Mortgaged Property is located to the extent that such failure results in the inability of the Servicer to otherwise perform its duties under this Agreement or to insure the enforceability of the Mortgage Loans and which failure continues to be unremedied for a period of 45 days; or

          (vii) except to the extent expressly permitted by this Agreement, the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (except to a Subservicer in accordance with Section 3.02); or

          (viii) the Servicer shall breach any representation or warranty of the Servicer which breach materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of any Mortgage Loan, Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Owner, and the Servicer shall fail to cure such breach within 60 days following the earlier of (i) the date the Servicer has knowledge of such breach and (ii) the date the Owner gives the Servicer notice of such breach;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer may, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations (but not the liabilities that accrued prior to such termination) of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof; provided, however, that such termination shall be without prejudice to any rights of the Servicer relating to the payment of its fees and other compensation hereunder and the reimbursement of any advances made by it, together with interest thereon, which may have accrued under the terms of this Agreement through and including the date of such termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to
Section 11.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans. The Owner shall pay to the Servicer all Servicing Fees accrued and unpaid prior to the termination of the Servicer pursuant to this Agreement, and any unreimbursed Servicing Advances (except to the extent the Owner reasonably determines that such Servicing Advances would not otherwise have been recoverable under Section 4.07, considering all the sources of funds available for such reimbursement under Section 4.07, had this Agreement not been terminated).

          Section 9.02.  Waiver of Defaults.
                         ------------------

          The Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE X

                                  TERMINATION

          Section 10.01.  Termination.
                          -----------

          In addition to the termination provisions specifically set forth in
Section 7.01, 9.01 or 10.02, the obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the remittance of all funds due hereunder and written notice of termination is delivered by the Owner to the Servicer, or (ii) by mutual consent of the Servicer and the Owner in writing.

          Section 10.02.  Termination Without Cause  .
                          -------------------------

          The Owner may, at its sole option, terminate any rights the Servicer may have hereunder with respect to any or all of the Mortgage Loans, without cause, upon fifteen (15) days written notice. The Servicer may, at its sole option, terminate this Agreement upon 180 days notice from the next succeeding Remittance Date or at an earlier time agreed to by the Owner provided, however, that no termination of this Agreement pursuant to this Section 10.02 shall take effect until (i) the date that is nine months after the date of this Agreement and

(ii) such termination shall not take effect until the Owner shall have appointed a successor Servicer which is satisfactory to the Owner and is ready, willing and able to perform the obligations of the Servicer hereunder for the Servicing Fee and other compensation set forth herein. Any such notice of termination shall be in writing and delivered to the Servicer or Owner as provided in
Section 11.01 of this Agreement. Anything in this Agreement to the contrary notwithstanding, the terminating party shall pay or reimburse the non-terminating party for all reasonable out-of-pocket expenses incurred by the non-terminating party in connection with any termination pursuant to this Section, and the Owner, shall within thirty (30) days following the date of such termination remit to the Servicer any unpaid Servicing Fees, any unreimbursed Servicing Advances with interest thereon at the Advance Rate (except to the extent that the Owner reasonably determines that such Servicing Advances would not otherwise have been recoverable under Section 4.07, considering all the sources of funds available for such reimbursement under Section 4.07, had this Agreement not been terminated), and any other outstanding amounts due to the Servicer hereunder.

          In connection with any termination without cause of the Servicer by the Owner pursuant to this Section 10.02, the Owner shall use its best efforts to promptly solicit at least three bids from Qualified Servicers for the purchase of the Servicer's servicing rights and the assumption of the Servicer's duties and obligations hereunder. The Owner shall accept the highest conforming bid received from a Qualified Servicer pursuant to such bidding process and promptly remit the payment thereof to the Servicer; provided, however, that the Owner has the prior right, but not the obligation, to match any such bid and purchase such rights from the Servicer. The Owner shall provide the Servicer with a list of Persons solicited, copies of any bids received and other documentation of such bidding process.

                                   ARTICLE XI

                                 MISCELLANEOUS

          Section 11.01.  Successor to the Servicer.
                          -------------------------

          Upon the termination of Servicer's responsibilities and duties under this Agreement with respect to any or all of the Mortgage Loans pursuant to
Section 8.04, 9.01, 10.01(ii) or 10.02, the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement with respect to such Mortgage Loans, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with respect to such Mortgage Loans following such termination; such assumption to occur on or prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's responsibilities and duties under this Agreement are terminated with respect to any or all of the Mortgage Loans pursuant to Section 3.14 or 7.01, new servicing arrangements shall be made as provided in such respective

Sections. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated with respect to any or all of the Mortgage Loans pursuant to any of Section 3.14, 7.01, 8.04, 9.01 10.01(ii) or 10.02, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 6.01 and the remedies available to the Owner hereunder, it being understood and agreed that the provisions of such Sections and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

          Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement and the Custodial Agreement and any Subservicing Agreement, following the effective date of such termination. Any termination of or resignation under this Agreement pursuant to Sections 3.14, 7.01, 8.04, 9.01, 10.01 or 10.02 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

          Upon any such termination or resignation with respect to any or all of the Mortgage Loans, the Servicer shall timely deliver to the successor the funds in the Custodial Account, the Escrow Account and Lockbox Accounts and the Servicing Files and related documents and statements held by it hereunder with respect to such Mortgage Loans, and the Servicer shall account for all funds.
In connection with any such termination or resignation, the Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer with respect to the applicable Mortgage Loans.

          Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Owner of such appointment.

          Within thirty (30) days following the date of such termination or resignation, the Owner shall remit or cause to be remitted to the Servicer any unpaid Servicing Fees, any unreimbursed Servicing Advances with interest thereon at the Advance Rate (except to the extent that the Owner reasonably determines that such Servicing Advances would not otherwise have been recoverable under
Section 4.07, considering all the sources of funds available for such reimbursement under Section 4.07, had this Agreement not been terminated), and any other outstanding amounts due to the Servicer hereunder.

          Section 11.02.  Financial Statements.
                          --------------------

          The Servicer agrees that in connection with the Owner's marketing of the Mortgage Loans, the Servicer shall, upon the request of the Owner, furnish to the Owner combined financial statements of the Servicer and its general partner as of the end of the last fiscal year prior to such request certified by a knowledgeable financial or accounting officer of the Servicer as fairly presenting its financial position and audited by independent certified public accountants, which statements shall consist of a balance sheet, an income statement, and a statement of cash flow covering such period to the extent that such statements are available. The Servicer shall also make available to the Owner, upon request, (a) any comparable quarterly statements certified by a knowledgeable financial or accounting officer of the Servicer as fairly presenting its financial position to the extent any such statements have been prepared by the Servicer and (b) except to the extent that providing such information would cause the Servicer to violate any covenants regarding confidentiality in any agreements to which the Servicer is a party, information on its servicing performance with respect to loans serviced for others, including, among other things, delinquency and loss statistics.

          The Servicer also agrees to allow the Owner reasonable access to a knowledgeable financial or accounting officer for the purpose of answering questions regarding recent developments affecting the Servicer or the financial statements of the Servicer.

          The Owner hereby covenants that it will not disclose any information delivered to it pursuant to this Section 11.02 to any Person, unless the Servicer consents thereto, provided that the Owner may describe such information
(a) in working with legal counsel and auditors, (b) when required by any law, regulation, ordinance, court order, subpoena, taxing authorities or other governmental agencies, and (c) if it has already been disclosed publicly other than through actions of the Owner; provided, however, that in the event the Owner is so required to disclose any information delivered to it pursuant to this Section 11.02 as provided in the preceding clause (b), the Owner shall provide the Servicer with prompt written notice of such requirement so that the Servicer may seek a protective order or other appropriate remedy.

          Section 11.03.  Closing.
                          -------

          Each closing for the commencement of the Servicer to perform the servicing responsibilities respecting Mortgage Loans shall take place on the related Transfer Date. At the Owner's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

          Each closing shall be subject to each of the following conditions:

          (a) all of the representations and warranties of the Servicer and the Owner under this Agreement shall be true and correct as of each Transfer Date (except as otherwise provided in the related Acknowledgment Agreement) and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement;

          (b) the Owner and Servicer each shall have received, or the Owner's attorneys shall have received in escrow, (i) with respect to the first Transfer Date, all closing documents as specified in Section 11.04 hereof, and (ii) with respect to all subsequent Transfer Dates, the closing documents specified in
(b), (c) and (f) of Section 11.04 hereof, in such forms as are agreed upon and acceptable to the Servicer and the Owner, duly executed by all signatories other than the Owner as required pursuant to the respective terms thereof; and

          (c) all other terms and conditions of this Agreement shall have been complied with and no default or Event of Default under this Agreement shall have occurred and be continuing for a period of 30 days or more prior to the related Transfer Date.

          Section 11.04.  Closing Documents.
                          -----------------

          The closing documents shall consist of fully executed originals of the following documents:

          (a) with respect to the initial Transfer Date, this Agreement;

          (b) with respect to the initial Transfer Date, the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A, and with respect to subsequent Transfer Dates, a Mortgage Loan
---------
Schedule reflecting the additional Mortgage Loans to be serviced by the Servicer and a cumulative Mortgage Loan Schedule, reflecting all Mortgage Loans being serviced by the Servicer from the initial Transfer Date up to, and including, the related subsequent Transfer Date to be attached to the related Acknowledgment Agreement;

          (c) with respect to each Transfer Date, an Acknowledgment Agreement in the form of Exhibit B attached hereto;
            ---------

          (d) with respect to the initial Transfer Date, a Custodial Account Letter Agreement in the form of Exhibit C attached hereto;
                                ---------

          (e) with respect to the initial Transfer Date, an Escrow Account Letter Agreement in the form of Exhibit D attached hereto;
                                ---------

          (f) with respect to the initial Transfer Date, an Officer's Certificate of the Servicer, in the form of Exhibit E-1 attached hereto,
                                            -----------
including all attachments thereto, and with respect to subsequent Transfer Dates, an Officer's Certificate in the form of Exhibit E-2 attached hereto,
                                               -----------
including all attachments thereto;

          (g) with respect to the initial Transfer Date, an Opinion of Counsel of the Servicer in form and substance satisfactory to the Owner; and

          (h) with respect to the initial Transfer Date, a Custodial Agreement in the form of Exhibit F hereto.
               ---------

          Section 11.05.  Notices.
                          -------

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered if personally delivered, mailed by certified or registered mail, postage prepaid, return receipt requested, or sent by overnight courier or telecopy to the following addresses:

                 (i)  if to the Servicer:

                      Southern Pacific Bank
                      12300 Wilshire Blvd., 2nd Floor
                      Los Angeles, California 90025
                      Telecopy No.: [_____________]
                      Attention:  Chief Financial Officer

                      with a copy to:

                      Brown & Wood LLP
                      One World Trade Center
                      New York, New York 10048
                      Telecopy No.: (212) 839-5599
                      Attention: Carlos Rodriguez, Esq.

                (ii)  if to the Owner:

                      Imperial Credit Commercial Mortgage Investment Corp. 23550 Hawthorne Boulevard, Building One, Suite 110 Torrance, California 90505
                      Telecopy No.: [_____________]
                      Attention:  [_______________]

                      with a copy to:

                      [_____________________]
                      Telecopy No. (___) [_________]
                      Attention:  [______________]

          or such other address as may hereafter be furnished to the other party by like notice.

          Section 11.06.  Severability Clause.
                          -------------------

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

          Section 11.07.  Counterparts.
                          ------------

          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          Section 11.08.  Governing Law.
                          -------------

          The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York without giving effect to principles of conflicts of law, except to the extent preempted by Federal law.

          Section 11.09.  Protection of Confidential Information; No
                          ------------------------------------------
                          Solicitation.
                          ------------

          The Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, the purchase price paid by the Owner for the Mortgage Loans and any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that (a) it is appropriate for the Servicer to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) in accordance with Accepted Servicing Practices, or (iii) when required by any law, regulation, ordinance, court order or subpoena (provided, that in the event the Servicer is so required to disclose any information as provided in this clause
(a)(iii) the Servicer shall provide the Owner with prompt written notice of such requirement so that the Owner may seek a protective order or other appropriate remedy) or (b) the Servicer is disseminating general statistical information relating to the mortgage loans being serviced by the Servicer (including the Mortgage Loans), so long as the Servicer does not identify the Owner or any of the Mortgagors.

          During the term of this Agreement, the Servicer shall not (i) permit any employee involved in the origination of mortgage loans access to any information the Servicer has regarding any Mortgagor or Mortgage Loan or (ii) use any information obtained as a result of its servicing the Mortgage Loans in connection with the origination of mortgage loans.

          Section 11.10.  Intention of the Parties.
                          ------------------------

          It is the intention of the parties that the Owner is conveying, and the Servicer is receiving, only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Owner remains the sole and absolute owner of the Mortgage Loans and all rights related thereto, except with respect to the Servicer's right to receive the Servicing Fee, any additional servicing compensation, and reimbursement for Servicing Advances and interest thereon at the Advance Rate hereunder, as provided for herein.

          Section 11.11.  Successors and Assigns; Assignment of Agreement.
                          -----------------------------------------------

          This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer and the Owner and the respective successors and assigns of the Servicer and the Owner. Neither this Agreement, nor any of the Servicer's rights, obligations or duties hereunder, shall be assigned, pledged or hypothecated by Servicer to a third party without the consent of the Owner provided, however, that the Servicer may retain Subservicers, to the extent permitted by Section 3.02. The Owner, however, may assign this Agreement to any Person and may sell or assign some or all of the Mortgage Loans to a third party purchaser in accordance with Section 7.01 hereof, which Mortgage Loans may be assigned, at the Owner's option, subject to the servicing provisions and the representations and warranties set forth in this Agreement.

          Section 11.12.  Waivers.
                          -------

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          Section 11.13.  Exhibits.
                          --------

          The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          Section 11.14.  General Interpretive Principles.
                          -------------------------------

          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles," "Sections," "Subsections," "paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement;

          (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration; and

          (g) all notices, requests, consents, directions and other communications hereunder shall be in writing regardless of whether so specified in the provision hereof relating thereto.

          Section 11.15.  Reproduction of Documents.
                          -------------------------

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party on the date hereof or on any Transfer Date, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 11.16.  Further Agreements.
                          ------------------

          The Servicer and the Owner each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Servicer and the Owner have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        IMPERIAL CREDIT COMMERCIAL
                                        MORTGAGE INVESTMENT CORP.
                                          (Owner)


                                        By:_____________________________

                                        Name:___________________________

                                        Title:__________________________


                                        SOUTHERN PACIFIC BANK
                                          (SERVICER)


                                        By:_____________________________

                                        Name:___________________________

                                        Title:__________________________

                                   EXHIBIT A
                                   ---------

                             MORTGAGE LOAN SCHEDULE


                              EXHIBIT B - PAGE 2

                                   EXHIBIT B
                                   ---------

                            ACKNOWLEDGMENT AGREEMENT

          On this ____ day of ____________, 19__, (the "Transfer Date"),
                                                        -------------
Imperial Credit Commercial Mortgage Investment Corp. (the "Owner") as the Owner
                                                           -----
under that certain Servicing Agreement dated as of [___________], 1997 (the "Servicing Agreement"), does hereby transfer to Southern Pacific Bank (the
--------------------
"Servicer") as Servicer under the Servicing Agreement, the servicing
---------
responsibilities related to the Mortgage Loans (the "Designated Mortgage Loans") listed on the Mortgage Loan Schedule attached hereto. The Servicer hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Designated Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Servicing Agreement.

          The Mortgage Loan Documents with respect to each Designated Mortgage Loan shall be held by ___________________________________ (the "Custodian") in
                                                                ---------
trust for the benefit of the Owner pursuant to that certain Custodial Agreement dated as of ____________________________, among the Owner, the Servicer, the Seller and the Custodian.

          The Servicing Fee Rate with respect to the Designated Mortgage Loans is ____%.

          [Specify whether the Servicer is not entitled to any of the following additional servicing compensation: late fees and interest from the Lockbox Accounts.]

          [Specify if Servicer, rather than Owner, is entitled to any of the following: assumption fees, modification fees, or fees from processing subordinate lien applications.]

          [Specify other compensation; e.g. legal or other out of pocket expenses, subject to any applicable cap.]

          [The additional servicing provisions attached hereto shall apply to the Designated Mortgage Loans and shall be attached to the Servicing Agreement as Exhibit H with respect to the Designated Mortgage Loans.]

          [Specify any additional obligations of the Servicer with respect to Lockbox Accounts.]

          [Specify any representations and warranties of the Servicer that will not apply with respect to the Mortgage Loan Package.]

          [Specify any other additional provisions that will apply to the Mortgage Loan Package.]

                              EXHIBIT B - PAGE 1

          The Servicer hereby represents and warrants to the Owner that (i) [except as expressly otherwise set forth herein and agreed to by the Owner,] all of the representations and warranties set forth in Section 6.01 of the Servicing Agreement are true and correct on the date hereof as if made on such date and
(ii) the Servicer is not in default under the Servicing Agreement.

          All other terms and conditions of this transaction shall be governed by the Servicing Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Servicing Agreement.

          This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Custodian, the Owner and the Servicer have caused this Acknowledgment Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        IMPERIAL CREDIT COMMERCIAL
                                        MORTGAGE INVESTMENT CORP.
                                          (Owner)


                                        By:_____________________________

                                        Name:___________________________

                                        Title:__________________________


                                        SOUTHERN PACIFIC BANK
                                          (SERVICER)


                                        By:_____________________________

                                        Name:___________________________

                                        Title:__________________________


                              EXHIBIT B - PAGE 2

                                   EXHIBIT C
                                   ---------

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                            ___________ __, 19__

To:  ___________________________
     ___________________________
     ___________________________
         (the "Depository")

          As Servicer under the Servicing Agreement, dated as of [__________], 1997, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "LaSalle National Bank in trust for the Owner, as defined in that Servicing Agreement, dated as of [__________], 1997," All deposits in the account shall be subject to withdrawal therefrom by order signed by an authorized signatory of SOUTHERN PACIFIC BANK. THIS LETTER IS SUBMITTED TO YOU IN DUPLICATE. PLEASE EXECUTE AND RETURN ONE ORIGINAL TO US.

                                    SOUTHERN PACIFIC BANK


                                    BY:___________________________
                                    NAME:_________________________
                                    TITLE:________________________
                                    DATE:_________________________

                              EXHIBIT C - PAGE 1

          The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                      ____________________________
                                             Depository


                                      By:_______________________________
                                      Name:_____________________________
                                      Title:____________________________
                                      Date:_____________________________

                              EXHIBIT C - PAGE 2

                                   EXHIBIT D
                                   ---------

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                           ____________ __, 19__

To:  ___________________________
     ___________________________
     ___________________________
         (the "Depository")

          As Servicer under the Servicing Agreement, dated as of [_________], 1997, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "LaSalle National Bank, in trust for the Owner and various Mortgagors as defined in that Servicing Agreement, dated as of [_________], 1997." All deposits in the account shall be subject to withdrawal therefrom by order signed by an authorized signatory of SOUTHERN PACIFIC BANK. THIS LETTER IS SUBMITTED TO YOU IN DUPLICATE. PLEASE EXECUTE AND RETURN ONE ORIGINAL TO US.

                                    SOUTHERN PACIFIC BANK


                                    BY:___________________________
                                    NAME:_________________________
                                    TITLE:________________________
                                    DATE:_________________________

                              EXHIBIT D - PAGE 1

          The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number _______________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                      ____________________________
                                             Depository


                                      By:_______________________________
                                      Name:_____________________________
                                      Title:____________________________
                                      Date:_____________________________

                              EXHIBIT D - PAGE 2

                                  EXHIBIT E-1
                                  -----------

                        SERVICER'S OFFICER'S CERTIFICATE

          I, _________________, hereby certify that I am the duly elected [Assistant] Secretary of Southern Pacific Bank, an industrial loan company organized under the laws of the State of California (the "Servicer"), and
                                                          --------
further as follows:

          1.  Attached hereto as Exhibit 1 is a true, correct and complete copy
                                 ---------
     of the certificate of [incorporation]of the Servicer, and all amendments thereto prior to the date hereof, which is in full force and effect on the date hereof.

          2.  Attached hereto as Exhibit 2 is a true, correct and complete copy
                                 ---------
     of the by-laws of the Servicer, and all amendments thereto prior to the date hereof, which are in full force and effect on the date hereof.

          4.  Attached hereto as Exhibit 3 is an original certificate of good
                                 ---------
     standing of the Servicer, issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

          5. The execution and delivery of the Servicing Agreement, dated as of _______, 19__, (the "Servicing Agreement") by and between the Servicer and
                          -------------------
     Imperial Credit Commercial Mortgage Investment Corp. (the "Owner") has been
                                                                -----
     duly authorized by all necessary partnership action on the part of the servicer and all necessary corporate action on the part of MDS as the general partner of the Servicer.

          7. All of the representations and warranties of the Servicer set forth in Section 6.01 of the servicing agreement are true and correct on the date hereof as if made on such date.

          8.  Each person listed on Exhibit 4 attached hereto is now a duly
                                    ---------
     elected or appointed, qualified and acting officer or representative of the Servicer who holds the office as an officer of the Servicer set forth opposite his or her name on Exhibit 4, and the signatures of such persons
                                 ---------
     appearing on such documents are their genuine signatures. Each of the persons listed on Exhibit 4 who signed the Servicing Agreement and any other document delivered prior hereto in connection with the Servicing Agreement was, at the respective times of such signing and delivery, a duly elected or appointed, qualified and acting officer or representative of the Servicer.

                             EXHIBIT E-1 - PAGE 1

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:__________________________        By:___________________________
                                        Name:_________________________
[Seal]                                  Title:  [Assistant] Secretary



          I, _____________________, an [Assistant] Secretary of Southern Pacific Bank, hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of Southern Pacific Bank and that the signature appearing above is [her] [his] genuine signature and that ________________ is the duly elected, qualified and acting _____________ of Southern Pacific Bank and that the signature appearing above is [her] [his] genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:__________________________        By:___________________________
                                        Name:_________________________
                                        Title:  [Assistant] Secretary

                             EXHIBIT E-1 - PAGE 3

                                    EXHIBIT 5 TO
                                    SERVICER'S OFFICER'S CERTIFICATE


          NAME               TITLE            SIGNATURE
          ----               -----            ---------

                                              ____________________

                                              ____________________

                                              ____________________

                                              ____________________

                                              ____________________

                                              ____________________


                             EXHIBIT E-1 - PAGE 3

                                  EXHIBIT E-2
                                  -----------

                        SERVICER'S OFFICER'S CERTIFICATE

          I, _________________, hereby certify that I am the duly elected [Assistant] Secretary of Southern Pacific Bank, an industrial loan company organized under the laws of the State of California (the "Servicer"), and
                                                          --------
further as follows:

          1. Either (a) the certificate of limited partnership (including all amendments thereto) of the Servicer in the form attached to that certain Servicer's Officer's Certificate (the "Prior Officer's Certificate") dated as of ______________________ and executed by ____________________________ and
____________________ as [Vice] President and ______________________________ of
the Servicer is in full force and effect on the date hereof, or (b) attached hereto is such certificate as amended through the date hereof, and such certificate, as so amended, is in full force and effect on the date hereof.

          2. Either (a) the articles of incorporation of the Servicer (including any amendments thereto) in the form attached to the Prior Officer's Certificate are in full force and effect on the date hereof or (b) attached hereto are such articles as amended through the date hereof, and such articles, as so amended, are in full force and effect on the date hereof.

          3. Either (a) the by-laws of the Servicer (including any amendments thereto) in the form attached to the Prior Officer's Certificate are in full force and effect on the date hereof or (b) attached hereto are such by-laws as amended through the date hereof, and such by-laws, as so amended, are in full force and effect on the date hereof.

          4. Since the date of issuance of the certificate of good standing with respect to the Servicer attached to the Prior Officer's Certificate, no event has occurred which would impair such standing.

          5. Either (a) the agreement of limited partnership of the Servicer (including any amendments thereto) in the form previously delivered to the Owner is in full force and effect on the date hereof or (b) attached hereto is such agreement as amended through the date hereof, and such agreement, as so amended, is in full force and effect on the date hereof.

          6. [Except as otherwise provided in the Acknowledgment Agreement being executed on the date hereof,] all of the representations and warranties of the Servicer set forth in Section 6.01 of the Servicing Agreement are true and correct on the date hereof as if made on such date. The Servicer is not in default under the Servicing Agreement.

                             EXHIBIT E-2 - PAGE 1

          IN WITNESS WHEREOF, we have hereunto each signed our name and affixed the seal of the Servicer.

Dated:_______________________            By:_________________________
                                         Name:_______________________
[Seal]                                   Title:  [Vice] President


                                         By:_________________________
                                         Name:_______________________
                                         Title:______________________

          I, ____________________, an [Assistant] Secretary of Southern Pacific Bank, hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of Southern Pacific Bank and that the signature appearing above is [her] [his] genuine signature and that ________ is the duly elected, qualified and acting _________ of Southern Pacific Bank and that the signature appearing above is [her][his] genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:_______________________            By:_________________________
                                         Name:_______________________
                                         Title:  [Vice] President

                             EXHIBIT E-2 - PAGE 2

                                   EXHIBIT F
                                   ---------

                          FORM OF CUSTODIAL AGREEMENT


                                 EXHIBIT F - 1